UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
 (Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  September 30, 2017

Item 1. Report to Stockholders.

Semi-Annual Report
For the Six Months Ended September 30, 2017

Osterweis Fund
Osterweis Strategic Income Fund
Osterweis Strategic Investment Fund
Osterweis Emerging Opportunity Fund
Osterweis Total Return Fund

Disclosures

Past performance is no guarantee of future results. This commentary contains the current opinions of the author as of the date above, which are subject to change at any time. This commentary has been distributed for informational purposes only and is not a recommendation or offer of any particular security, strategy or investment product. Information contained herein has been obtained from sources believed to be reliable, but is not guaranteed.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk. Please refer to the Schedule of Investments for complete fund holdings.

No part of this document may be reproduced in any form, or referred to in any other publication, without the express written permission of Osterweis Capital Management.

The S&P 500 Index is a market capitalization weighted index that is widely regarded as the standard for measuring large-cap U.S. stock market performance. This index reflects the reinvestment of dividends and/or interest income and is not available for investment.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index that is widely regarded as a standard for measuring U.S. investment grade bond market performance. The 60/40 blend is composed of 60% S&P 500 and 40% BC Agg and assumes monthly rebalancing.

The Bloomberg Barclays U.S. Universal Bond Index is an unmanaged index comprising U.S. dollar-denominated, taxable bonds that are rated investment grade or below investment grade.

The Russell 2000 Growth Index is a market capitalization weighted index representing those stocks within the approximately 2000 smallest companies in the universe of U.S. equities that exhibit growth characteristics.

The Citigroup Economic Surprise Index is an objective and quantitative measure of economic news. It is defined as a weighted historical standard deviation of data surprises (actual releases vs Bloomberg survey median).

These indices reflect the reinvestment of dividends and/or interest income. These indices do not incur expenses and are not available for investment.

Duration measures the sensitivity of a fixed income security’s price (or the aggregate market value of a portfolio of fixed income securities) to changes in interest rates. Fixed income securities with longer durations generally have more volatile prices than those of comparable quality with shorter durations.

Spread is the difference between the bid and the ask price of a security or asset.

Alpha is a measure of performance on a risk-adjusted basis. Alpha takes the volatility (price risk) of an investment and compares its risk-adjusted performance to a benchmark index. The excess return of the investment relative to the return of the benchmark index is an investment’s alpha.

Non-investment grade is low-quality notes or bonds that may be in danger of default because of the relatively high levels of debt that the issuing company has relative to the amount of equity.

Price-to-Earnings (P/E) ratio is the ratio of the stock price to the trailing 12 months diluted EPS.

Earnings per share (EPS) is the portion of a company’s profit allocated to each outstanding share of common stock.

A basis point is a unit that is equal to 1/100th of 1%.

All return and currency figures are shown in USD.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Osterweis Capital Management. Neither MSCI, S&P, nor any other party involved in making or compiling the GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits), even if notified of the possibility of such damages.

This document must be preceded or accompanied by a current prospectus. Please refer to the prospectus for important information about the investment company including objectives, risks, charges and expenses.

Earnings growth is not representative of the Funds’ future performance.

Osterweis Capital Management is the adviser to the Osterweis Funds, which are distributed by Quasar Distributors, LLC.

Table of Contents

Letter from the Chief Investment Officer	2
Manager Reviews, Fund Overviews and Schedules of Investments
Osterweis Fund
Portfolio Managers’ Review	4
Fund Overview	5
Schedule of Investments	6
Osterweis Strategic Income Fund
Portfolio Managers’ Review	8
Fund Overview	9
Schedule of Investments	10
Osterweis Strategic Investment Fund
Portfolio Managers’ Review	14
Fund Overview	16
Schedule of Investments	17
Osterweis Emerging Opportunity Fund
Portfolio Managers’ Review	22
Fund Overview	23
Schedule of Investments	24
Osterweis Total Return Fund
Portfolio Managers’ Review	25
Fund Overview	26
Schedule of Investments	27
Financial Statements
Statements of Assets and Liabilities	30
Statements of Operations	31
Statements of Changes in Net Assets
Osterweis Fund	32
Osterweis Strategic Income Fund	33
Osterweis Strategic Investment Fund	34
Osterweis Emerging Opportunity Fund	35
Osterweis Total Return Fund	36
Financial Highlights
Osterweis Fund	37
Osterweis Strategic Income Fund	38
Osterweis Strategic Investment Fund	39
Osterweis Emerging Opportunity Fund	40
Osterweis Total Return Fund	41
Notes to Financial Statements	42
Expense Examples	52
Additional Information	54
Approval of Investment Advisory Agreements	55
Privacy Notice	58

Letter from the Chief Investment Officer

October 19, 2017

During the third quarter, the economy continued its slow, low inflationary expansion and the equity market continued to gain ground. Real Gross Domestic Product (GDP) expanded by an estimated 2.5%, and inflation hovered around 2.0%. Corporate earnings grew by an estimated 2.8% and the S&P 500 Index (S&P 500) tacked on another 4.5%. At this point, eight years into an economic expansion and bull market, we think there are four critical questions that investors ought to be asking:

• Can the economic expansion continue?

• Can inflation remain quiescent?

• Will the Federal Reserve (the Fed) be measured in tightening monetary policy?

• Are equity valuations too high?

In a nutshell, we believe that the slow growth, low inflation trajectory will continue a while longer and, as a result, the Fed can maintain a very measured pace unwinding its unprecedented monetary ease. Typically, economic expansions do not die of old age but rather begin to suffer from excesses and an inflationary build up that then cause the Fed to slam on the monetary brakes. At the moment, we do not see evidence of excesses nor do we see the kind of inflationary acceleration that would alarm the Fed.

We should note, however, that the U.S. economic expansion has been joined by expansions around the world. Such synchronized global economic growth has the potential to cause commodity prices to surge and thereby tilt the inflationary curve upwards. Add to this the possibility that Janet Yellen could be replaced with a more hawkish Fed chairperson who would advocate for a more rapid and forceful Fed tightening. In other words, if we are wrong about a continued low inflation, moderate interest rate environment, it would likely be because inflation ramps higher and the Fed responds with more aggressive tightening.

As we wrote in last quarter’s Equity Investment Outlook, the combination of globalization and the digital revolution has created structural shifts in the economy that have significantly dampened inflation. Globalization allows companies to source labor where it is cheapest and the digital revolution enables companies to drive down costs. To recapitulate what we detailed last quarter, the digital revolution has led to significant re-ordering of the economy.

First, the internet has given consumers an unprecedented ability to compare prices, thereby limiting retailers’ abilities to charge higher prices. Second, the digital revolution has enabled businesses to streamline their processes, thereby driving down costs. This affects not only manufacturing and services but also the extraction and production of commodities such as oil and gas from shale formations and even the production of power from wind and solar. For example, by 2020 wind and solar are estimated to be the lowest cost sources of energy without subsidies. Third, the digital revolution has undermined labor’s ability to demand higher wages. Workers in the “gig” economy are often part-time and rarely unionized. Workers in more traditional industrial roles can be replaced with robots and others with artificial intelligence.

All this is not to say that inflation can never heat up – because, of course, it will at some point – but that there are new structural impediments that are working to postpone higher inflation. At some point, tight labor markets will lead to wage gains. Short-term supply/demand imbalances can still cause commodity prices to fluctuate. The weather will affect food production and hence prices. At the moment, though, inflationary pressures remain tame. Should this change, we will change our tune.

Next there is the question of equity valuations. Simply put, equity prices are above average, equating to a 21.6x P/E multiple for the S&P 500. So what? Studies have shown that when equity prices are above average, equity returns over the next decade fall below average and vice versa; when equity valuations are below average, returns are likely to be above average over the next 10 years. But these studies say nothing about the next 1-3 years. In other words, equity valuations are lousy indicators of short-term (1-3 year) market direction. High prices can go higher and low prices can go lower. Equity valuations can remain above or below average for long periods of time. With interest rates as low as they currently are (10-year Treasury at roughly 2.3%), and not likely to rise dramatically over the next year or two, equity valuations may very well remain above average and could even climb higher.

Letter from the Chief Investment Officer

With all this in mind, we remain constructive on the stock market. In building portfolios we are focused on three key investment themes: First, we believe that more and more industries favor dominant companies. This allows them to gain market share and out-compete their peers. Second, we like companies with high, growing dividends. Such firms are often mispriced by the market, which tends to view them as boring income stocks, while we often see them more as growth stocks potentially deserving of higher multiples. And third, we are always on the lookout for companies with unrecognized earnings acceleration stemming either from industry conditions or from company specific causes such as a restructuring, new management, new product cycle, etc.

Looking at fixed income, we feel that given the absolute level of asset pricing, the change in direction at the Fed towards interest rate normalization and the volatility of the geopolitical climate together paint an uncertain picture that warrants a continued defensive posture. We continue to favor investments in shorter duration high yield bonds and some convertibles.

As we discussed earlier, there are risks to our rather sanguine outlook. We are carefully monitoring these risks. Should they become imminent or actual, as opposed to merely possible, we would alter our view and make adjustments accordingly.

If you are not currently receiving our quarterly shareholder letters and outlooks by email and would like to, please email contact@osterweis.com or call (800) 700-3316 to be added to our distribution list.

Sincerely,

John Osterweis

Osterweis Fund | Portfolio Managers’ Review

Performance Summary

The Osterweis Fund (the Fund) generated a 4.72% total return for the six-month period ending September 30, 2017, trailing its benchmark, the S&P 500 Index (the S&P 500), which returned 7.71% over the same period. (Please see standardized performance in the table following this review.)

Market Review

Throughout the past six months, the stock market continued on its upward trajectory with a few relatively small corrections that were generally due to market uncertainty related to geopolitical issues. Globally, economic expansion provided a positive backdrop for corporate earnings. The Federal Reserve began to reduce their official purchases of Treasuries and mortgage-backed securities, indicating their belief the economy is on track.

Portfolio Review

For the six-month period ending September 30, 2017, the Fund trailed the S&P 500, with the drag from cash accounting partially for the underperformance. The level of cash, which averaged 8% during the timespan, reflected a combination of factors such as liquidation and/or trimming of Fund holdings and the desire to keep some cash on hand to take advantage of market pullbacks and other opportunities as they arise.

Besides the negative impact of cash, our equities generated a solid return but lagged the benchmark, driven primarily by stock selection, and to a lesser extent, our sector weightings. Notably, our selections within the Energy sector detracted in both absolute and relative terms. It was the only sector in the Fund to sustain a material loss for the period. Our exposure to this sector, almost twice that of the S&P 500, also hurt relative returns as all sectors in the benchmark except one outperformed Energy.

Information Technology was the only other sector in which both stock selection and sector allocation detracted relative value even though it was a positive contributor to the portfolio. The best performing sector in the S&P 500 was Information Technology, but the Fund’s weighting in this sector was less than half of the benchmark’s weighting.

Lastly, stock selection in Health Care also set the Fund back compared to the benchmark. Our Health Care investments as a whole generated a positive return; however, the decline of Allergan detracted considerably from both absolute and relative performance.

On the positive side, our stock picking in Industrials, Consumer Staples, Utilities and Financials each boosted absolute and relative performance substantially, with three of those sectors enjoying double digit gains. Within Industrials, Boeing gained over 45% and ended the period as the Fund’s largest contributor to total returns.

Outlook & Portfolio Positioning

We believe the sustained expansion and steady earnings growth are likely to be favorable to equities in this environment of tame inflation and structurally lower yields. And while it is not always possible to spot systemic risks in advance, we see nothing on the short-term horizon to derail the expansion. However, we are continually monitoring risks to help ensure that we keep the Fund positioned appropriately. For now, our stock selection continues to focus on dominant companies with growing earnings and dividends and unrecognized earnings acceleration. As we have mentioned before, in the late stages of a bull market we don’t want to chase momentum-driven stocks.

The Osterweis Fund may invest in medium and smaller sized companies, which involve additional risks such as limited liquidity and greater volatility. The Fund may invest in foreign and emerging market securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks may increase for emerging markets. The Fund may invest in Master Limited Partnerships, which involve risk related to energy prices, demand and changes in tax code. The Fund may invest in debt securities that are un-rated or rated below investment grade. Lower-rated securities may present an increased possibility of default, price volatility or illiquidity compared to higher-rated securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Osterweis Fund | Fund Overview (Unaudited)

Six-Month and Average Annual Total Returns
Periods Ended September 30, 2017

						Since Inception
	Six Months	1 Yr.	5 Yr.	10 Yr.	15 Yr.	(October 1, 1993)
Osterweis Fund	4.72%	11.27%	8.90%	5.35%	8.95%	10.21%
S&P 500 Index	7.71	18.61	14.22	7.44	10.04	9.46
Gross Expense Ratio as of 3/31/2017: 1.14%1
[1]	As of most recent Prospectus dated June 30, 2017. Please see the Fund’s Financial Highlights in this report for the most recent annualized expense ratio.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.

Growth of $10K (Inception to 9/30/2017)

This chart illustrates the performance of a hypothetical $10,000 investment made on October 1, 1993 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains and dividends.

Sector Allocation (% of net assets)

Top Ten Equity Holdings (% of net assets)
Alphabet, Inc. – Class C	6.4%
Enterprise Products Partners L.P.	4.8
Bayer AG – ADR	4.4
Diageo Plc – ADR	3.8
Novartis AG – ADR	3.8
NextEra Energy, Inc.	3.7
Air Lease Corp.	3.7
Pentair Plc	3.6
Chubb Ltd.	3.5
Berry Plastics Group, Inc.	3.3
Total	41.0%

Fund holdings are subject to change.

Osterweis Fund | Schedule of Investments at September 30, 2017 (Unaudited)

Shares		Value
Common Stocks: 83.7%

Aerospace & Defense: 3.2%
26,620	Boeing Co.	$6,767,070

Banks: 2.1%
45,930	JPMorgan Chase & Co.	4,386,774

Beverages: 3.8%
61,005	Diageo Plc – ADR	8,060,591

Chemicals: 6.4%
195,575	CF Industries Holdings, Inc.	6,876,417
128,430	RPM International, Inc.	6,593,596
		13,470,013
Commercial Services & Supplies: 1.6%
133,222	Advanced Disposal Services, Inc.[1]	3,355,862

Consumer Finance: 2.1%
389,470	SLM Corp.[1]	4,467,221

Containers & Packaging: 5.5%
123,275	Berry Plastics Group, Inc.[1]	6,983,529
76,135	Crown Holdings, Inc.[1]	4,546,782
		11,530,311
Diversified Consumer Services: 2.1%
96,960	ServiceMaster Global Holdings, Inc.[1]	4,530,941

Electric Utilities: 3.7%
53,365	NextEra Energy, Inc.	7,820,641

Energy Equipment & Services: 2.5%
114,850	Halliburton Co.	5,286,546

Equity Real Estate Investment Trusts – REITS: 2.6%
54,650	Crown Castle International Corp.	5,463,907

Food & Staples Retailing: 3.2%
254,170	US Foods Holding Corp.[1]	6,786,339

Health Care Equipment & Supplies: 6.1%
58,945	Danaher Corp.	5,056,302
110,445	Hologic, Inc.[1]	4,052,227
15,065	Teleflex, Inc.	3,645,278
		12,753,807
Insurance: 3.5%
51,475	Chubb Ltd.	7,337,761

Internet Software & Services: 6.4%
14,112	Alphabet, Inc. – Class C1	13,534,960

Machinery: 3.6%
111,805	Pentair Plc	7,598,268

Media: 2.1%
12,080	Charter Communications,
	Inc. – Class A1	4,390,114

Mortgage Real Estate Investment
Trusts – REITS: 1.2%
100,085	Hannon Armstrong Sustainable
	Infrastructure Capital, Inc.	2,439,072

Pharmaceuticals: 12.5%
267,780	Bayer AG – ADR	9,163,431
111,345	GlaxoSmithKline Plc – ADR	4,520,607
35,080	Johnson & Johnson	4,560,751
93,035	Novartis AG – ADR	7,987,055
		26,231,844
Professional Services: 1.6%
32,365	Equifax, Inc.	3,430,366

Semiconductors &
Semiconductor Equipment: 4.2%
147,405	Intel Corp.	5,613,182
35,205	Microchip Technology, Inc.	3,160,705
		8,773,887
Trading Companies & Distributors: 3.7%
182,831	Air Lease Corp.	7,792,257

Total Common Stocks
(Cost $119,122,900)		176,208,552

Convertible Preferred Stocks: 3.1%

Pharmaceuticals: 3.1%
8,954	Allergan Plc, 5.500%	6,606,440

Total Convertible Preferred Stocks
(Cost $6,300,199)		6,606,440

Partnerships & Trusts: 8.4%

Hotels, Restaurants & Leisure: 2.4%
77,161	Cedar Fair L.P.	4,947,563

Oil, Gas & Consumable Fuels: 6.0%
78,765	Antero Midstream Partners L.P.	2,483,461
390,870	Enterprise Products Partners L.P.	10,189,981
		12,673,442
Total Partnerships & Trusts
(Cost $7,600,722)		17,621,005

The accompanying notes are an integral part of these financial statements.

Osterweis Fund | Schedule of Investments at September 30, 2017 (Unaudited)

Principal
Amount	Value
Bonds: 0.9%
Corporate Bonds: 0.9%

Food Products: 0.9%
Tyson Foods, Inc.
$2,000,000	1.764% (3 Month LIBOR
USD + 0.450%), 08/21/2020[3]	$2,003,494

Total Corporate Bonds
(Cost $2,001,268)	2,003,494

Total Bonds
(Cost $2,001,268)	2,003,494

Shares
Short-Term Investments: 4.1%

8,634,173	Federated U.S. Treasury
Cash Reserves – Class I, 0.882%[2]	8,634,173

Total Short-Term Investments
(Cost $8,634,173)	8,634,173

Total Investments in Securities: 100.2%
(Cost $143,659,262)	211,073,664
Liabilities in Excess of Other Assets: (0.2)%	(481,789)
Total Net Assets: 100.0%	$210,591,875

ADR – American Depositary Receipt
REITS – Real Estate Investment Trusts
[1]	Non-income producing security.
[2]	Annualized seven-day yield as of September 30, 2017.
[3]	Variable rate security; rate shown is the rate in effect on September 30, 2017.

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Portfolio Managers’ Review

Performance Summary

The Osterweis Strategic Income Fund (the Fund) generated a total return of 3.26%, outperforming the Bloomberg Barclays U.S. Aggregate Bond Index (the BC Agg), which returned 2.31% over the same period. (Please see standardized performance in the table following this review.) The Fund also outperformed the Bloomberg Barclays U.S. Universal Bond Index (the BC Univ), which returned 2.55% over the same period.1

Market Review

The markets appear to have plodded along with temporary scares here and there related to geopolitical risk or speculation about Federal Reserve (Fed) activities. In September, as widely expected, the Fed moved forward with reducing its purchases of Treasuries and mortgage-backed securities.

Portfolio Review

For the six months ending September 30, 2017, our favorable issue selection and sector allocation made a positive impact on results relative to the BC Univ1, but duration management dampened our outperformance.

Overall, our security picks performed well in both absolute and relative terms, generating positive returns across all fixed income sectors and making issue selection the largest contributor to relative performance. Although the alpha versus the benchmark was mostly driven by our high yield investments, our convertible and convertible preferred stock holdings also counted in the top performers and boosted the Fund’s total returns.

Our sector allocation also gave the Fund a leg up versus the benchmark. In the BC Univ, high yield notched a solid return and outperformed all but one sector. As a result, our overweight in non-investment grade securities accounted for the majority of the value added via sector allocation.

Over the six-month period, Treasury yields for the most part rose on the short end while they declined on the long end. Longer term bonds across the board outperformed shorter term. This was also true of high yield securities, which constituted a large portion of the Fund. As such, the Fund’s shorter overall duration positioning compared to the BC Univ detracted from relative performance.

Outlook & Portfolio Positioning

Although the markets appear to be plodding along, there are some dynamics within the fixed income market worth further evaluation. Specifically, we think that differences in company ownership within the non-investment grade universe create incentives that may not be well aligned with bondholder interests. Continued diligence in research is required.

Our focus remains on shorter duration, higher yielding bonds based on our belief that economic sensitivity is still preferable to interest rate sensitivity in today’s market. In addition to shorter duration bonds, we have added to our convertible holdings and hope to add more when opportunities present themselves. Finally, we are maintaining a meaningful cash position to provide us with potential dry powder when others are selling during market weakness.

The Osterweis Strategic Income Fund may invest in debt securities that are un-rated or rated below investment grade. Lower-rated securities may present an increased possibility of default, price volatility or illiquidity compared to higher-rated securities. The Fund may invest in foreign and emerging market securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Small- and mid-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Higher turnover rates may result in increased transaction costs, which could impact performance. From time to time, the Fund may have concentrated positions in one or more sectors subjecting the Fund to sector emphasis risk. The Fund may invest in municipal securities which are subject to the risk of default.

[1]	The Bloomberg Barclays U.S. Universal Bond Index is used in the above fixed income analysis as its investment universe more closely resembles that of the Fund’s fixed income holdings.

Strategic Income Fund | Fund Overview (Unaudited)

Six-Month and Average Annual Total Returns
Periods Ended September 30, 2017

						Since Inception
	Six Months	1 Yr.	5 Yr.	10 Yr.	15 Yr.	(August 30, 2002)
Osterweis Strategic Income Fund	3.26%	6.74%	4.93%	6.28%	7.05%	6.97%
Bloomberg Barclays U.S. Aggregate Bond Index	2.31	0.07	2.06	4.27	4.23	4.31
Gross Expense Ratio as of 3/31/2017: 0.88%1
[1]	As of most recent Prospectus dated June 30, 2017. Please see the Fund’s Financial Highlights in this report for the most recent annualized expense ratio.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.

Growth of $10K (Inception to 9/30/2017)

This chart illustrates the performance of a hypothetical $10,000 investment made on August 30, 2002 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains and dividends.

Asset Allocation (% of net assets)

Top Ten Debt Holdings (% of net assets)
Rite Aid Corp.,9.250%	3.4%
Regis Corp., 5.500%	1.9
CHS/Community Health Systems, Inc., 8.000%	1.3
Herc Rentals, Inc., 7.500%	1.3
Shearer’s Foods LLC, 9.000%	1.3
Navistar International Corp., 8.250%	1.2
Ally Financial, Inc., 8.000%	1.2
Blue Bird Corp., 7.625%	1.2
Ruby Tuesday, Inc., 7.625%	1.2
GFL Environmental, Inc., 9.875%	1.2
Total	15.2%

Fund holdings are subject to change.

Strategic Income Fund | Schedule of Investments at September 30, 2017 (Unaudited)

Shares		Value
Convertible Preferred Stocks: 2.2%

Machinery: 1.2%
390,000	Blue Bird Corp., 7.625%[1]	$70,531,890

Road & Rail: 1.0%
490,000	Daseke, Inc., 7.625%[2]	57,820,000

Total Convertible Preferred Stocks
(Cost $88,000,000)		128,351,890

Principal
Amount
Bonds: 75.4%
Corporate Bonds: 70.6%

Aerospace & Defense: 2.1%
	ADS Tactical, Inc.
$67,987,000	9.000%, 12/31/2022[1,2,6]	69,270,187
	Kratos Defense &
	Security Solutions, Inc.
53,632,000	7.000%, 05/15/2019	55,173,920
		124,444,107
Air Freight & Logistics: 1.0%
	XPO Logistics, Inc.
55,000,000	6.500%, 06/15/2022[1]	57,956,250
2,500,000	6.125%, 09/01/2023[1]	2,618,750
		60,575,000
Airlines: 1.5%
	Allegiant Travel Co.
66,102,000	5.500%, 07/15/2019	68,613,876
	United Continental Holdings, Inc.
20,000,000	4.250%, 10/01/2022	20,175,000
		88,788,876
Beverages: 1.4%
	Beverages & More, Inc.
60,000,000	11.500%, 06/15/2022[1]	56,400,000
	Cott Beverages, Inc.
10,194,000	5.375%, 07/01/2022	10,665,472
	Cott Holdings, Inc.
14,050,000	5.500%, 04/01/2025[1]	14,682,250
		81,747,722
Building Products: 2.0%
	Cleaver-Brooks, Inc.
51,700,000	8.750%, 12/15/2019[1]	53,121,750
17,775,000	9.750%, 12/31/2019[1,2]	17,671,514
	Griffon Corp.
15,483,000	5.250%, 03/01/2022	15,792,660
32,000,000	5.250%, 03/01/2022[1]	32,640,000
		119,225,924
Capital Markets: 1.6%
	Donnelley Financial Solutions, Inc.
31,000,000	8.250%, 10/15/2024	33,247,500
	Oppenheimer Holdings, Inc.
59,000,000	6.750%, 07/01/2022	59,885,000
		93,132,500
Chemicals: 2.7%
	CF Industries, Inc.
22,392,000	6.875%, 05/01/2018	23,063,760
5,816,000	7.125%, 05/01/2020	6,470,300
	Consolidated Energy Finance SA
24,493,000	6.750%, 10/15/2019[1]	24,952,244
66,725,000	5.070% (3 Month LIBOR
	USD + 3.750%), 06/15/2022[1,3]	66,565,636
34,500,000	6.875%, 06/15/2025[1]	36,268,125
		157,320,065
Commercial Services: 0.2%
	Wrangler Buyer Corp.
10,000,000	6.000%, 10/01/2025[1]	10,225,000

Commercial Services & Supplies: 6.0%
	Conduent Finance, Inc. /
	Xerox Business Services LLC
44,500,000	10.500%, 12/15/2024[1]	52,621,250
	GFL Environmental, Inc.
65,005,000	9.875%, 02/01/2021[1]	69,742,564
49,000,000	5.625%, 05/01/2022[1]	51,205,000
	LSC Communications, Inc.
39,750,000	8.750%, 10/15/2023[1]	41,091,563
	Quad/Graphics, Inc.
60,733,000	7.000%, 05/01/2022	62,554,990
	R.R. Donnelley & Sons Co.
20,000,000	7.875%, 03/15/2021	21,200,000
18,383,000	8.875%, 04/15/2021	19,830,661
12,428,000	7.000%, 02/15/2022	12,862,980
20,200,000	6.500%, 11/15/2023	19,695,000
		350,804,008
Computers & Peripherals: 0.4%
	Western Digital Corp.
19,000,000	10.500%, 04/01/2024	22,372,500

Construction & Engineering: 1.7%
	Michael Baker Holdings LLC
32,160,225	8.875% Cash or 9.625%
	PIK, 04/15/2019[1]	32,200,425
	Michael Baker International LLC
39,015,000	8.250%, 10/15/2018[1]	39,210,075
	Tutor Perini Corp.
24,000,000	6.875%, 05/01/2025[1]	26,100,000
		97,510,500

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Schedule of Investments at September 30, 2017 (Unaudited)

Principal
Amount		Value
Construction Materials: 0.6%
	Rain CII Carbon LLC/
	CII Carbon Corp.
$19,136,000	8.250%, 01/15/2021[1]	$19,877,520
	Vulcan Materials Co.
15,000,000	1.920% (3 Month LIBOR
	USD + 0.600%), 06/15/2020[3]	15,015,085
		34,892,605
Consumer Finance: 3.3%
	Ally Financial, Inc.
48,000,000	3.250%, 11/05/2018	48,547,680
66,899,000	8.000%, 12/31/2018	71,665,554
	Enova International, Inc.
36,056,000	9.750%, 06/01/2021	38,219,360
34,000,000	8.500%, 09/01/2024[1]	34,127,500
		192,560,094
Diversified Consumer Services: 1.9%
	Regis Corp.
107,387,000	5.500%, 12/02/2019[1]	109,145,749

Diversified Financial Services: 0.6%
	Intrepid Aviation
	Group Holdings LLC
33,480,000	6.875%, 02/15/2019[1]	33,019,650

Diversified Telecommunication Services: 0.2%
	West Corp.
14,067,000	5.375%, 07/15/2022[1]	14,242,838

Electrical Equipment: 0.9%
	Power Solutions International, Inc.
53,000,000	6.500%, 01/01/2019[1,2,5]	53,047,170

Energy Equipment & Services: 0.1%
	ION Geophysical Corp.
7,400,000	9.125%, 12/15/2021	6,253,000

Food & Staples Retailing: 6.5%
	BI-LO LLC
112,199,281	8.625% Cash or 9.375%
	PIK, 09/15/2018[1]	36,464,766
	Cumberland Farms, Inc.
9,500,000	6.750%, 05/01/2025[1]	10,120,350
	KeHE Distributors LLC
60,533,000	7.625%, 08/15/2021[1]	60,986,998
	Rite Aid Corp.
195,112,000	9.250%, 03/15/2020	201,453,140
	Tops Holding / Tops Markets II
61,582,000	9.000%, 03/15/2021[1,2,6]	58,669,233
19,802,000	8.000%, 06/15/2022[1,6]	13,267,340
		380,961,827
Food Products: 4.2%
	Dean Foods Co.
39,565,000	6.500%, 03/15/2023[1]	40,257,388
	Hearthside Group Holdings LLC
63,140,000	6.500%, 05/01/2022[1]	64,876,350
	Shearer’s Foods LLC
72,838,000	9.000%, 11/01/2019[1]	74,841,045
	Simmons Foods, Inc.
54,000,000	7.875%, 10/01/2021[1]	57,395,250
	Tyson Foods, Inc.
10,000,000	1.764% (3 Month LIBOR
	USD + 0.450%), 08/21/2020[3]	10,017,470
		247,387,503
Health Care Equipment & Supplies: 0.8%
	Alere, Inc.
45,860,000	7.250%, 07/01/2018	45,986,115

Health Care Providers & Services: 2.0%
	Centene Corp.
37,560,000	5.625%, 02/15/2021	39,163,812
	CHS / Community
	Health Systems, Inc.
79,762,000	8.000%, 11/15/2019	77,967,355
		117,131,167
Hotels, Restaurants & Leisure: 2.3%
	Carrols Restaurant Group, Inc.
47,731,000	8.000%, 05/01/2022	50,952,842
15,000,000	8.000%, 05/01/2022[1]	16,012,500
	Ruby Tuesday, Inc.
71,510,000	7.625%, 05/15/2020	71,152,450
		138,117,792
Household Durables: 2.0%
	American Greetings Corp.
49,000,000	7.875%, 02/15/2025[1]	53,287,500
	AV Homes, Inc.
14,500,000	6.625%, 05/15/2022	14,971,250
	The New Home Co., Inc.
47,150,000	7.250%, 04/01/2022	48,918,125
		117,176,875
Industrial Conglomerates: 1.3%
	Icahn Enterprises L.P. /
	Icahn Enterprises Finance Corp.
13,000,000	4.875%, 03/15/2019	13,126,750
51,289,000	6.000%, 08/01/2020	52,959,739
10,700,000	6.250%, 02/01/2022	11,181,500
		77,267,989

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Schedule of Investments at September 30, 2017 (Unaudited)

Principal
Amount		Value
IT Services: 2.2%
	Alliance Data Systems Corp.
$9,200,000	5.250%, 12/01/2017[1]	$9,266,700
66,421,000	6.375%, 04/01/2020[1]	67,500,341
10,000,000	5.375%, 08/01/2022[1]	10,350,000
	Unisys Corp.
39,000,000	10.750%, 04/15/2022[1]	43,387,500
		130,504,541
Leisure Products: 0.9%
	Smith & Wesson Holding Corp.
55,000,000	5.000%, 07/15/2018[1]	54,725,000

Machinery: 2.2%
	Navistar International Corp.
71,525,000	8.250%, 11/01/2021	71,927,328
	Tennant Co.
3,800,000	5.625%, 05/01/2025[1]	3,961,500
	Wabash National Corp.
6,750,000	5.500%, 10/01/2025[1]	6,893,438
	Waterjet Holdings, Inc.
46,430,000	7.625%, 02/01/2020[1]	48,171,125
		130,953,391
Media: 1.6%
	DISH DBS Corp.
26,689,000	4.250%, 04/01/2018	26,955,890
	MDC Partners, Inc.
17,670,000	6.500%, 05/01/2024[1]	17,890,875
	NAI Entertainment Holdings
35,648,000	5.000%, 08/01/2018[1]	35,790,948
	Salem Media Group, Inc.
12,000,000	6.750%, 06/01/2024[1]	12,540,000
		93,177,713
Metals & Mining: 4.5%
	AK Steel Corp.
52,544,000	7.625%, 10/01/2021	54,908,480
	Coeur Mining, Inc.
31,000,000	5.875%, 06/01/2024	31,116,250
	Freeport-McMoRan, Inc.
15,000,000	2.375%, 03/15/2018	15,037,500
	Hecla Mining Co.
40,690,000	6.875%, 05/01/2021	42,228,082
	Lundin Mining Corp.
49,160,000	7.500%, 11/01/2020[1]	51,187,850
	Real Alloy Holding, Inc.
49,730,000	10.000%, 01/15/2019[1]	46,994,850
	United States Steel Corp.
19,500,000	6.875%, 08/15/2025	20,036,250
		261,509,262
Oil, Gas & Consumable Fuels: 5.2%
	Calumet Specialty
	Products Partners L.P.
2,640,000	6.500%, 04/15/2021	2,592,150
12,014,000	7.625%, 01/15/2022	11,863,825
35,962,000	7.750%, 04/15/2023	35,332,665
	Genesis Energy L.P. / Genesis
	Energy Finance Corp.
66,737,000	6.750%, 08/01/2022	68,572,267
	Global Partners / GLP Finance Corp.
52,571,000	6.250%, 07/15/2022	53,490,993
	NGL Energy Partners L.P.
46,190,000	5.125%, 07/15/2019	46,305,475
27,380,000	6.875%, 10/15/2021	27,516,900
	Targa Resources Partners L.P. / Targa
	Resources Partners Finance Corp.
60,200,000	5.000%, 01/15/2018	60,275,250
		305,949,525
Paper & Forest Products: 0.9%
	Resolute Forest Products, Inc.
50,346,000	5.875%, 05/15/2023	50,157,203

Pharmaceuticals: 0.8%
	Mallinckrodt International
	Finance SA
47,364,000	3.500%, 04/15/2018	47,541,615

Road & Rail: 1.3%
	Herc Rentals, Inc.
71,100,000	7.500%, 06/01/2022[1]	77,232,375

Specialty Retail: 1.0%
	Caleres, Inc.
53,522,000	6.250%, 08/15/2023	56,265,002
	Penske Automotive Group, Inc.
2,500,000	3.750%, 08/15/2020	2,556,250
		58,821,252
Thrifts & Mortgage Finance: 1.0%
	Nationstar Mortgage LLC
59,477,000	9.625%, 05/01/2019	61,350,526

Tobacco: 0.7%
	Alliance One International, Inc.
44,000,000	9.875%, 07/15/2021	38,885,000

Trading Companies & Distributors: 1.0%
	Fly Leasing Ltd.
44,539,000	6.750%, 12/15/2020	46,487,581
10,000,000	5.250%, 10/15/2024	10,000,000
		56,487,581
Total Corporate Bonds
(Cost $4,154,805,974)		4,140,631,560

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Schedule of Investments at September 30, 2017 (Unaudited)

Principal
Amount		Value
Convertible Bonds: 4.4%

Auto Components: 0.3%
	Horizon Global Corp.
$20,319,000	2.750%, 07/01/2022	$21,055,564

Construction & Engineering: 0.1%
	Tutor Perini Corp.
5,760,000	2.875%, 06/15/2021	6,735,600

Consumer Finance: 0.6%
	EZCORP, Inc.
9,150,000	2.125%, 06/15/2019	9,001,312
20,610,000	2.875%, 07/01/2024[1]	24,036,413
		33,037,725
Electronic Equipment, Instruments & Components: 0.4%
	OSI Systems, Inc.
20,000,000	1.250%, 09/01/2022[1]	21,700,000

Equity Real Estate Investment Trusts – REITS: 0.1%
	iStar, Inc.
4,500,000	3.125%, 09/15/2022[1]	4,550,625

Health Care Providers & Services: 0.4%
	Aceto Corp.
29,302,000	2.000%, 11/01/2020	26,042,152

Internet Software & Services: 0.5%
	Web.com Group, Inc.
27,290,000	1.000%, 08/15/2018	27,255,888

IT Services: 0.6%
	Unisys Corp.
28,455,000	5.500%, 03/01/2021	33,061,153

Machinery: 1.1%
	Chart Industries, Inc.
22,949,000	2.000%, 08/01/2018	22,977,686
	Navistar International Corp.
42,210,000	4.500%, 10/15/2018	44,109,450
		67,087,136
Semiconductors & Semiconductor Equipment: 0.2%
	Microchip Technology, Inc.
3,000,000	1.625%, 02/15/2027[1]	3,658,125
	Synaptics, Inc.
10,000,000	0.500%, 06/15/2022[1]	9,093,750
		12,751,875
Software: 0.1%
	RealPage, Inc.
4,400,000	1.500%, 11/15/2022[1]	5,137,000

Total Convertible Bonds
(Cost $242,517,352)		258,414,718

Private Mortgage Backed Obligations: 0.4%

Diversified Financial Services: 0.4%
	HAS Capital Income
	Opportunity Fund II
21,807,000	8.000%, 12/31/2024 (Cost
	$21,807,000, Acquisition Date
	06/10/2016, 09/19/2016)[2,6,7]	21,807,000

Total Private Mortgage Backed Obligations
(Cost $21,807,000)		21,807,000

Total Bonds
(Cost $4,419,130,326)		4,420,853,278

Shares
Short-Term Investments: 21.6%

634,273,965	Federated U.S. Treasury
	Cash Reserves – Class I, 0.882%[4]	634,273,965
634,273,966	Morgan Stanley Institutional
	Liquidity Funds – Treasury
	Securities Portfolio, 0.877%[4]	634,273,966

Total Short-Term Investments
(Cost $1,268,547,931)		1,268,547,931

Total Investments in Securities: 99.2%
(Cost $5,775,678,257)		5,817,753,099
Other Assets in Excess of Liabilities: 0.8%		49,117,798
Total Net Assets: 100.0%		$5,866,870,897

PIK – Payment-in-kind.  Represents the security may pay interest in additional par.
REITS – Real Estate Investment Trusts
[1]
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.  As of September 30, 2017, the value of these securities amounted to $2,075,734,865, or 35.4% of net assets.

[2]	Security is fair valued under supervision of the Board of Trustees and categorized as a Level 3 security (see Note 2A).
[3]	Variable rate security; rate shown is the rate in effect on September 30, 2017.
[4]	Annualized seven-day yield as of September 30, 2017.
[5]	Step-up bond; rate shown is the rate in effect on September 30, 2017.
[6]	All or a portion of this security is considered illiquid. As of September 30, 2017, the value of illiquid securities was $216,060,930, or 3.7% of net assets.
[7]	Security considered restricted. As of September 30, 2017, the value of the security was $21,708,000, or 0.4% of net assets.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Portfolio Managers’ Review

Performance Summary

The Osterweis Strategic Investment Fund (the Fund) generated a total return of 5.08% for the six-month period ending September 30, 2017, slightly underperforming its blended benchmark, composed of 60% S&P 500 Index (the S&P 500) and 40% Bloomberg Barclays U.S. Aggregate Bond Index (the BC Agg), which returned 5.53% over the same period. (Please see standardized performance in the table following this letter.) The Fund also slightly underperformed a blended benchmark composed of 60% S&P 500 and 40% Bloomberg Barclays U.S. Universal Bond Index (the BC Univ), which returned 5.62% over the same period.1

Market Review

Throughout the past six months, the equity market continued on its upward trajectory with a few relatively small corrections that were generally due to market uncertainty related to geopolitical issues. Globally, economic expansion provided a positive backdrop for corporate earnings. The fixed income markets appear to have plodded along with temporary scares here and there stemming from geopolitical risk as well in addition to speculation about Federal Reserve activities. In September, as widely expected, the Federal Reserve moved forward with reducing its purchases of Treasuries and mortgage-backed securities.

Portfolio Review

The Fund ended the six-month period with 57% of its weight in equities. The equity allocation did not move much throughout the period and averaged 56% over the past six months while fixed income and cash accounted for the remaining 44%. Our asset allocation detracted from relative returns, albeit only slightly.

Equities

For the six-month period ending September 30, 2017, the Fund’s equities trailed the S&P 500. Our stocks generated a solid return but lagged the S&P 500, driven primarily by stock selection, and to a lesser extent, our sector weightings. Notably, our selections within the Energy sector detracted in both absolute and relative terms. It was the only sector of the Fund’s equity holdings to sustain a loss for the period as our stocks generated positive overall returns in all other sectors. Although our energy holdings detracted from the Fund’s performance, their fundamentals continued to improve, we believe, setting the stocks up for better performance down the road.

Information Technology was the only other sector in which both stock selection and sector allocation detracted relative value even though it was a positive contributor to the portfolio. The best performing sector in the S&P 500 was Information Technology, but the Fund’s weighting in this sector was less than half of the index’s weighting.

Lastly, stock selection in Health Care also set the Fund back compared to the S&P 500. Our Health Care investments as a whole generated a positive return; however, the decline of Allergan detracted considerably from both absolute and relative performance.

On the positive side, our stock picking in Industrials, Financials, and Utilities each boosted absolute and relative performance substantially, with all three of those sectors enjoying double digit gains. Within Industrials, Boeing gained over 45% and ended the period as the Fund’s largest contributor to total returns.

Fixed Income

For the six months ending September 30, 2017, our favorable issue selection and sector allocation made a positive impact on results relative to the BC Univ. Although duration management dampened our outperformance, our fixed income holdings still garnered a return that was more than twice that of the bond index.

Overall our security picks performed well in both absolute and relative terms, generating positive returns across all but one fixed income sector and making issue selection the largest contributor to relative performance. Although the alpha versus the BC Univ was mostly driven by our high yield investments, some of our MBS and convertible stock holdings also counted in the top performers and boosted the Fund’s total returns.

Strategic Investment Fund | Portfolio Managers’ Review

Our sector allocation also gave the Fund a leg up versus the fixed income index. In the BC Univ, high yield notched a solid return and outperformed all but one sector. As a result, our overweight in non-investment grade securities accounted for the majority of the value added via sector allocation.

Over the six-month period, Treasury yields for the most part rose on the short end while they declined on the long end. Longer term bonds across the board outperformed shorter term. This was also true of high yield securities, which constituted a large portion of the Fund’s fixed income investments. As such, the shorter overall duration positioning of the Fund’s bond portfolio compared to the BC Univ detracted from relative performance.

Outlook & Portfolio Positioning

We believe the sustained expansion and steady earnings growth are likely to be favorable to equities in this environment of tame inflation and structurally lower yields. And while it is not always possible to spot systemic risks in advance, we see nothing on the short-term horizon to derail the expansion. However, we are continually monitoring risks to help ensure that we keep the Fund positioned appropriately. For now, our stock selection continues to focus on dominant companies with potential growing earnings and dividends and unrecognized earnings acceleration. As we have mentioned before, in the late stages of a bull market we don’t want to chase momentum-driven stocks.

Looking at fixed income, our focus remains on shorter duration, higher yielding bonds based on our belief that economic sensitivity is still preferable to interest rate sensitivity in today’s market. In addition to shorter duration bonds, we have added to our convertible holdings and hope to add more when opportunities present themselves.

The Osterweis Strategic Investment Fund may invest in small- and mid-capitalization companies, which tend to have limited liquidity and greater price volatility than large-capitalization companies. The Fund may invest in foreign and emerging market securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks may increase for emerging markets. The Fund may invest in Master Limited Partnerships, which involve risk related to energy prices, demand and changes in tax code. The Fund may invest in debt securities that are un-rated or rated below investment grade. Lower-rated securities may present an increased possibility of default, price volatility or illiquidity compared to higher-rated securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Higher turnover rates may result in increased transaction costs, which could impact performance. From time to time, the Fund may have concentrated positions in one or more sectors subjecting the Fund to sector emphasis risk. The Fund may also make investments in derivatives that may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Leverage may cause the effect of an increase or decrease in the value of the portfolio securities to be magnified and the fund to be more volatile than if leverage was not used. Investments in preferred securities have an inverse relationship with changes in the prevailing interest rate. Investments in Asset Backed and Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

Investment performance reflects periods during which fee waivers were in effect. In the absence of such waivers, total return would have been reduced.

[1]	The Bloomberg Barclays U.S. Universal Bond Index is used in the above fixed income analysis as its investment universe more closely resembles that of the Fund’s fixed income holdings.

Strategic Investment Fund | Fund Overview (Unaudited)

Six-Month and Average Annual Total Returns
Periods Ended September 30, 2017

					Since Inception
	Six Months	1 Yr.	3 Yr.	5 Yr.	(August 31, 2010)
Osterweis Strategic Investment Fund	5.08%	11.84%	4.45%	8.60%	9.82%
60% S&P 500 Index/40% Bloomberg Barclays U.S. Aggregate Bond Index	5.53	10.90	7.65	9.34	10.55
S&P 500 Index	7.71	18.61	10.81	14.22	15.58
Bloomberg Barclays U.S. Aggregate Bond Index	2.31	0.07	2.71	2.06	2.93
Gross Expense Ratio as of 3/31/2017: 1.15%1
[1]	As of most recent Prospectus dated June 30, 2017. Please see the Fund’s Financial Highlights in this report for the most recent annualized expense ratio.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.

Growth of $10K (Inception to 9/30/2017)

This chart illustrates the performance of a hypothetical $10,000 investment made on August 31, 2010 (the Fund’s inception) and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains and dividends.

Asset/Sector Allocation (% of net assets)

Equities are classified by GICS sector. Bonds are classified by bond type.

Top Ten Equity Holdings (% of net assets)
Alphabet, Inc. – Class C	3.0%
Enterprise Products Partners L.P.	2.4
Air Lease Corp.	2.4
Novartis AG – ADR	2.2
Bayer AG – ADR	2.2
Pentair Plc	2.1
Chubb Ltd.	2.1
NextEra Energy, Inc.	2.0
Four Corners Property Trust, Inc.	2.0
Boeing Co.	1.9
Total	22.3%

Top Ten Debt Holdings (% of net assets)
Rite Aid Corp., 9.250%	1.3%
Tops Holding/Tops Markets II, 9.000%	1.1
Regis Corp., 5.500%	1.1
KeHE Distributors LLC, 7.625%	1.0
Power Solutions International, Inc., 6.500%	1.0
Ruby Tuesday, Inc., 7.625%	1.0
Caleres, Inc., 6.250%	1.0
Simmons Foods, Inc., 7.875%	0.8
Waterjet Holdings, Inc., 7.625%	0.8
Nationstar Mortgage Holdings, Inc., 9.625%	0.8
Total	9.9%

Fund holdings are subject to change.

Strategic Investment Fund | Schedule of Investments at September 30, 2017 (Unaudited)

Shares		Value
Common Stocks: 48.1%

Aerospace & Defense: 1.9%
14,625	Boeing Co.	$3,717,821

Banks: 1.0%
20,800	JPMorgan Chase & Co.	1,986,608

Beverages: 1.2%
17,255	Diageo Plc – ADR	2,279,903

Chemicals: 3.3%
78,590	CF Industries Holdings, Inc.	2,763,224
69,485	RPM International, Inc.	3,567,360
		6,330,584
Commercial Services & Supplies: 0.9%
72,320	Advanced Disposal Services, Inc.[1]	1,821,741

Consumer Finance: 1.3%
212,210	SLM Corp.[1]	2,434,049

Containers & Packaging: 3.0%
56,160	Berry Plastics Group, Inc.[1]	3,181,464
44,215	Crown Holdings, Inc.[1]	2,640,520
		5,821,984
Diversified Consumer Services: 1.2%
49,735	ServiceMaster Global Holdings, Inc.[1]	2,324,117

Electric Utilities: 2.0%
26,395	NextEra Energy, Inc.	3,868,187

Energy Equipment & Services: 1.1%
46,745	Halliburton Co.	2,151,672

Equity Real Estate Investment Trusts – REITS: 3.5%
30,535	Crown Castle International Corp.	3,052,889
151,585	Four Corners Property Trust, Inc.	3,777,498
		6,830,387
Food & Staples Retailing: 1.8%
126,860	US Foods Holding Corp.[1]	3,387,162

Health Care Equipment & Supplies: 3.9%
32,370	Danaher Corp.	2,776,699
59,535	Hologic, Inc.[1]	2,184,339
10,350	Teleflex, Inc.	2,504,389
		7,465,427
Insurance: 2.1%
28,200	Chubb Ltd.	4,019,910

Internet Software & Services: 3.0%
6,101	Alphabet, Inc. – Class C1	5,851,530

Machinery: 2.1%
60,845	Pentair Plc	4,135,026

Media: 1.2%
6,521	Charter Communications,
	Inc. – Class A1	2,369,862

Mortgage Real Estate Investment Trusts – REITS: 1.1%
89,235	Hannon Armstrong Sustainable
	Infrastructure Capital, Inc.	2,174,657

Pharmaceuticals: 6.5%
125,280	Bayer AG – ADR	4,287,082
46,315	GlaxoSmithKline Plc – ADR	1,880,389
16,170	Johnson & Johnson	2,102,262
50,530	Novartis AG – ADR	4,338,000
		12,607,733
Professional Services: 1.0%
17,550	Equifax, Inc.	1,860,125

Semiconductors & Semiconductor Equipment: 2.6%
84,425	Intel Corp.	3,214,904
19,065	Microchip Technology, Inc.[2]	1,711,656
		4,926,560
Trading Companies & Distributors: 2.4%
107,505	Air Lease Corp.	4,581,863

Total Common Stocks
(Cost $69,929,271)		92,946,908

Convertible Preferred Stocks: 3.1%

Machinery: 0.9%
10,000	Blue Bird Corp., 7.625%[2]	1,808,510

Pharmaceuticals: 1.6%
4,123	Allergan Plc, 5.500%	3,042,032

Road & Rail: 0.6%
10,000	Daseke, Inc., 7.625%[5]	1,180,000

Total Convertible Preferred Stocks
(Cost $4,970,065)		6,030,542

Partnerships & Trusts: 5.9%

Hotels, Restaurants & Leisure: 1.8%
55,070	Cedar Fair L.P.	3,531,088

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Schedule of Investments at September 30, 2017 (Unaudited)

Shares		Value
Oil, Gas & Consumable Fuels: 4.1%
42,935	Antero Midstream Partners L.P.	$1,353,741
176,520	Enterprise Products Partners L.P.	4,601,876
25,775	Magellan Midstream Partners L.P.	1,831,572
		7,787,189
Total Partnerships & Trusts
(Cost $8,661,545)		11,318,277

Principal
Amount
Bonds: 41.6%
Corporate Bonds: 37.5%

Aerospace & Defense: 1.3%
	ADS Tactical, Inc.
$1,488,000	9.000%, 12/31/2022[2,5,6]	1,516,085
	Kratos Defense &
	Security Solutions, Inc.
1,000,000	7.000%, 05/15/2019	1,028,750
		2,544,835
Air Freight & Logistics: 0.3%
	XPO Logistics, Inc.
500,000	6.125%, 09/01/2023[2]	523,750

Airlines: 0.3%
	Allegiant Travel Co.
500,000	5.500%, 07/15/2019	519,000

Beverages: 1.0%
	Beverages & More, Inc.
1,000,000	11.500%, 06/15/2022[2]	940,000
	Cott Beverages, Inc.
250,000	5.375%, 07/01/2022	261,562
	Cott Holdings, Inc.
700,000	5.500%, 04/01/2025[2]	731,500
		1,933,062
Building Products: 0.9%
	Cleaver-Brooks, Inc.
475,000	8.750%, 12/15/2019[2]	488,063
225,000	9.750%, 12/31/2019[2,5]	223,690
	Griffon Corp.
1,000,000	5.250%, 03/01/2022	1,020,000
		1,731,753
Capital Markets: 1.1%
	Donnelley Financial Solutions, Inc.
1,000,000	8.250%, 10/15/2024	1,072,500
	Oppenheimer Holdings, Inc.
1,000,000	6.750%, 07/01/2022	1,015,000
		2,087,500
Chemicals: 0.9%
	CF Industries, Inc.
500,000	6.875%, 05/01/2018	515,000
250,000	7.125%, 05/01/2020	278,125
	Consolidated Energy Finance SA
500,000	6.750%, 10/15/2019 2	509,375
500,000	5.070% (3 Month LIBOR
	USD + 3.750%), 06/15/2022[2,3]	498,806
		1,801,306
Commercial Services & Supplies: 2.7%
	Conduent Finance, Inc. /
	Xerox Business Services LLC
500,000	10.500%, 12/15/2024[2]	591,250
	GFL Environmental, Inc.
500,000	9.875%, 02/01/2021[2]	536,440
1,000,000	5.625%, 05/01/2022[2]	1,045,000
	LSC Communications, Inc.
1,000,000	8.750%, 10/15/2023[2]	1,033,750
	Quad/Graphics, Inc.
1,000,000	7.000%, 05/01/2022	1,030,000
	R.R. Donnelley & Sons Co.
250,000	8.875%, 04/15/2021	269,687
676,000	7.000%, 02/15/2022	699,660
		5,205,787
Computers & Peripherals: 0.6%
	Western Digital Corp.
1,000,000	10.500%, 04/01/2024	1,177,500

Construction & Engineering: 1.1%
	Michael Baker Holdings LLC
500,000	8.875% Cash or 9.625%
	PIK, 04/15/2019[2]	500,625
	Michael Baker International LLC
500,000	8.250%, 10/15/2018[2]	502,500
	Tutor Perini Corp.
1,000,000	6.875%, 05/01/2025[2]	1,087,500
		2,090,625
Construction Materials: 0.2%
	Rain CII Carbon LLC/
	CII Carbon Corp.
450,000	8.250%, 01/15/2021[2]	467,438

Consumer Finance: 0.2%
	Enova International, Inc.
345,000	9.750%, 06/01/2021	365,700

Diversified Consumer Services: 1.0%
	Regis Corp.
2,000,000	5.500%, 12/02/2019[2]	2,032,755

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Schedule of Investments at September 30, 2017 (Unaudited)

Principal
Amount		Value
Diversified Financial Services: 0.1%
	Intrepid Aviation Group Holdings LLC
$200,000	6.875%, 02/15/2019[2]	$197,250

Electrical Equipment: 1.0%
	Power Solutions International, Inc.
2,000,000	6.500%, 01/01/2019[2,5,6,7]	2,001,780

Food & Staples Retailing: 3.8%
	BI-LO LLC
341,406	8.625% Cash or 9.375%
	PIK, 09/15/2018[2]	110,957
	Cumberland Farms, Inc.
500,000	6.750%, 05/01/2025[2]	532,650
	KeHE Distributors LLC
2,000,000	7.625%, 08/15/2021[2]	2,015,000
	Rite Aid Corp.
2,500,000	9.250%, 03/15/2020	2,581,250
	Tops Holding / Tops Markets II
2,292,000	9.000%, 03/15/2021[2,5,6]	2,183,591
		7,423,448
Food Products: 2.4%
	Dean Foods Co.
600,000	6.500%, 03/15/2023[2]	610,500
	Hearthside Group Holdings LLC
938,000	6.500%, 05/01/2022[2]	963,795
	Shearer’s Foods LLC
1,500,000	9.000%, 11/01/2019[2]	1,541,250
	Simmons Foods, Inc.
1,500,000	7.875%, 10/01/2021[2]	1,594,312
		4,709,857
Health Care Equipment & Supplies: 0.5%
	Alere, Inc.
1,000,000	7.250%, 07/01/2018	1,002,750

Health Care Providers & Services: 0.6%
	Centene Corp.
1,000,000	5.625%, 02/15/2021	1,042,700
	CHS / Community
	Health Systems, Inc.
200,000	8.000%, 11/15/2019	195,500
		1,238,200
Hotels, Restaurants & Leisure: 1.7%
	Carrols Restaurant Group, Inc.
1,250,000	8.000%, 05/01/2022	1,334,375
	Ruby Tuesday, Inc.
2,000,000	7.625%, 05/15/2020	1,990,000
		3,324,375
Household Durables: 1.1%
	American Greetings Corp.
1,000,000	7.875%, 02/15/2025[2]	1,087,500
	AV Homes, Inc.
500,000	6.625%, 05/15/2022	516,250
	New Home Co., Inc.
500,000	7.250%, 04/01/2022	518,750
		2,122,500
Industrial Conglomerates: 0.5%
	Icahn Enterprises L.P. /
	Icahn Enterprises Finance Corp.
900,000	6.000%, 08/01/2020	929,317

IT Services: 1.1%
	Alliance Data Systems Corp.
1,000,000	6.375%, 04/01/2020[2]	1,016,250
	Unisys Corp.
1,000,000	10.750%, 04/15/2022[2]	1,112,500
		2,128,750
Leisure Products: 0.5%
	Smith & Wesson Holding Corp.
1,000,000	5.000%, 07/15/2018[2]	995,000

Machinery: 1.6%
	Navistar International Corp.
1,000,000	8.250%, 11/01/2021	1,005,625
	Tennant Co.
200,000	5.625%, 05/01/2025[2]	208,500
	Wabash National Corp.
250,000	5.500%, 10/01/2025[2]	255,313
	Waterjet Holdings, Inc.
1,500,000	7.625%, 02/01/2020[2]	1,556,250
		3,025,688
Media: 1.1%
	MDC Partners, Inc.
1,500,000	6.500%, 05/01/2024[2]	1,518,750
	Salem Media Group, Inc.
500,000	6.750%, 06/01/2024[2]	522,500
		2,041,250
Metals & Mining: 2.4%
	AK Steel Corp.
500,000	7.625%, 10/01/2021	522,500
	Coeur Mining, Inc.
500,000	5.875%, 06/01/2024	501,875
	Hecla Mining Co.
1,000,000	6.875%, 05/01/2021	1,037,800

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Schedule of Investments at September 30, 2017 (Unaudited)

Principal
Amount		Value
Metals & Mining: 2.4% (Continued)
	Lundin Mining Corp.
$1,000,000	7.500%, 11/01/2020[2]	$1,041,250
	Real Alloy Holding, Inc.
1,000,000	10.000%, 01/15/2019[2]	945,000
	United States Steel Corp.
500,000	6.875%, 08/15/2025	513,750
		4,562,175
Oil, Gas & Consumable Fuels: 2.9%
	Calumet Specialty
	Products Partners L.P.
100,000	6.500%, 04/15/2021	98,187
1,400,000	7.625%, 01/15/2022	1,382,500
	Genesis Energy L.P. /
	Genesis Energy Finance Corp.
1,250,000	6.750%, 08/01/2022	1,284,375
	Global Partners / GLP Finance Corp.
1,500,000	6.250%, 07/15/2022	1,526,250
	NGL Energy Partners L.P.
750,000	5.125%, 07/15/2019	751,875
500,000	6.875%, 10/15/2021	502,500
		5,545,687
Paper & Forest Products: 0.8%
	Resolute Forest Products, Inc.
1,500,000	5.875%, 05/15/2023	1,494,375

Pharmaceuticals: 0.3%
	Mallinckrodt International
	Finance SA
500,000	3.500%, 04/15/2018	501,875

Road & Rail: 0.5%
	Herc Rentals, Inc.
899,000	7.500%, 06/01/2022[2]	976,539

Specialty Retail: 1.2%
	Caleres, Inc.
1,750,000	6.250%, 08/15/2023	1,839,687
	Penske Automotive Group, Inc.
500,000	3.750%, 08/15/2020	511,250
		2,350,937
Thrifts & Mortgage Finance: 0.8%
	Nationstar Mortgage LLC
1,500,000	9.625%, 05/01/2019	1,547,250

Tobacco: 0.5%
	Alliance One International, Inc.
1,000,000	9.875%, 07/15/2021	883,750

Trading Companies & Distributors: 0.5%
	Fly Leasing Ltd.
1,000,000	6.750%, 12/15/2020	1,043,750

Total Corporate Bonds
(Cost $70,601,606)		72,527,514

Convertible Bonds: 3.8%

Auto Components: 0.5%
	Horizon Global Corp.
1,000,000	2.750%, 07/01/2022	1,036,250

Construction & Engineering: 0.1%
	Tutor Perini Corp.
250,000	2.875%, 06/15/2021	292,344

Consumer Finance: 0.7%
	EZCORP, Inc.
350,000	2.125%, 06/15/2019	344,312
850,000	2.875%, 07/01/2024[2]	991,313
		1,335,625
Electronic Equipment, Instruments & Components: 0.1%
	OSI Systems, Inc.
250,000	1.250%, 09/01/2022[2]	271,250

Equity Real Estate Investment Trusts – REITS: 0.3%
	iStar, Inc.
500,000	3.125%, 09/15/2022[2]	505,625

Health Care Providers & Services: 0.6%
	Aceto Corp.
1,250,000	2.000%, 11/01/2020	1,110,937

Internet Software & Services: 0.4%
	Web.com Group, Inc.
750,000	1.000%, 08/15/2018	749,063

IT Services: 0.7%
	Unisys Corp.
1,100,000	5.500%, 03/01/2021	1,278,063

Machinery: 0.1%
	Navistar International Corp.
150,000	4.500%, 10/15/2018	156,750

Semiconductors & Semiconductor Equipment: 0.2%
	Synaptics, Inc.
500,000	0.500%, 06/15/2022[2]	454,687

Software: 0.1%
	RealPage, Inc.
100,000	1.500%, 11/15/2022[2]	116,750

Total Convertible Bonds
(Cost $6,905,206)		7,307,344

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Schedule of Investments at September 30, 2017 (Unaudited)

Principal
Amount	Value
Private Mortgage Backed Obligations: 0.3%

Diversified Financial Services: 0.3%
HAS Capital Income
Opportunity Fund II
$642,000	8.000%, 12/31/2024 (Cost
$642,000, Acquisition Date
06/10/2016, 09/19/2016)[5,6,8]	$642,000

Total Private Mortgage Backed Obligations
(Cost $642,000)	642,000

Total Bonds
(Cost $78,148,812)	80,476,858

Shares
Short-Term Investments: 0.4%

771,744	Federated U.S. Treasury Cash
Reserves – Class I, 0.882%[4]	771,744

Total Short-Term Investments
(Cost $771,744)	771,744

Total Investments in Securities: 99.1%
(Cost $162,481,437)	191,544,329
Other Assets in Excess of Liabilities: 0.9%	1,731,410
Total Net Assets: 100.0%	$193,275,739

ADR – American Depositary Receipt
PIK – Payment-in-kind.  Represents the security may pay interest in additional par.
REITS – Real Estate Investment Trusts
[1]	Non-income producing security.
[2]
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.  As of September 30, 2017, the value of these securities amounted to $42,634,423, or 22.1% of net assets.

[3]	Variable rate security; rate shown is the rate in effect on September 30, 2017.
[4]	Annualized seven-day yield as of September 30, 2017.
[5]	Security is fair valued under supervision of the Board of Trustees and categorized as a Level 3 security (see Note 2A).
[6]	All or a portion of this security is considered illiquid. As of September 30, 2017, the total value of illiquid securities was $6,343,456, or 3.3% of net assets.
[7]	Step-up bond; rate shown is the rate in effect on September 30, 2017.
[8]	Security considered restricted. As of September 30, 2017, the value of the security was $642,000, or 0.3% of net assets.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Emerging Opportunity Fund | Portfolio Managers’ Review

Performance Summary

For the period of April 1, 2017 to September 30, 2017, the Osterweis Emerging Opportunity Fund (the Fund) generated a total return of 14.86%, outpacing the Russell 2000 Growth Index (the Russell), which returned 10.88% over the same period. (Please see standardized performance in the table following this review.)

Market Review

During the six-month period ending September 30, 2017, small caps performed somewhat in line with large caps. Within small cap, growth outperformed value. In the first fiscal quarter, growth-oriented portfolios in general surged due to continued slower growth Gross Domestic Product results, while biotech and technology led the way in the second fiscal quarter.

Portfolio Review

During the six-month period ending September 30, 2017, the Fund significantly outperformed the Russell. Our stocks generated very strong returns that more than made up for our relatively high cash holdings.

Our strong stock picking in Information Technology accounted for a great deal of the value added. We were overweight this sector and our selections as a whole posted gains that were nearly double the Russell counterpart’s. After Information Technology, Financials was the next best contributor relative to the Russell. Our Financials investments boosted relative performance as the holdings return was six times greater than the benchmark sector’s.

On the other hand, our choices in Consumer Discretionary and Telecommunications Services did not fare as well over the six-month period. Although absolute performance was solid, stock selection in these sectors detracted relative value. Nevertheless, overall we generated solid gains in all sectors in which we invested, with the majority posting double-digit returns, and we added value versus the benchmark in all but one sector.

Outlook & Portfolio Positioning

We have nudged the Fund toward faster revenue growing companies. We continue to think that growth stocks will be rewarded in a low inflation, slowly expanding environment. Given the rising profitability and attractive revenue growth of our asset class, we believe that smaller cap growth stocks have the opportunity to continue rising in the near future.

The Osterweis Emerging Opportunity Fund may invest in IPOs and unseasoned companies that are in the early stages of their development and may pose more risk compared to more established companies.  Such investments may also involve additional risks such as abrupt or erratic price movements. The Fund may invest in small and mid-sized companies, which may involve greater volatility than large-sized companies.  The Fund may invest in ETFs, which involve risks that do not apply to conventional funds. Higher turnover rates may result in increased transaction costs, which could impact performance. From time to time, the Fund may have concentrated positions in one or more sectors subjecting the Fund to sector emphasis risk including the health care sector, which may be affected by government regulation, restrictions, pricing and other market developments and the technology sector, which tends to be more volatile than the overall market. The Fund may invest in foreign and emerging market securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks may increase for emerging markets.

Emerging Opportunity Fund | Fund Overview (Unaudited)

Six-Month and Average Annual Total Returns
Periods Ended September 30, 2017

					Since Inception
	Six Months	1 Yr.	3 Yr.	5 Yr.	(October 1, 2012)
Osterweis Emerging Opportunity Fund	14.86%	22.10%	12.50%	14.82%	14.83%
Russell 2000 Growth Index	10.88	20.98	12.17	14.22	14.23
Gross/Net Expense Ratio as of 3/31/2017: 1.63%/1.28%1
[1]
As of most recent Prospectus dated June 30, 2017.  Please see the Fund’s Financial Highlights in this report for the most recent annualized expense ratio.  The Adviser has contractually agreed to waive certain fees through November 30, 2018.  The net expense ratio is applicable to investors.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 236-0050. Performance prior to December 1, 2016 is that of another investment vehicle (the “Predecessor Fund”) before the commencement of the Fund’s operations.  The Predecessor Fund was converted into the fund on November 30, 2016.  The Predecessor Fund’s performance shown includes the deduction of the Predecessor Fund’s actual operating expenses.  In addition, the Predecessor Fund’s performance shown has been recalculated using the management fee that applies to the Fund, which has the effect of reducing the Predecessor Fund’s performance.  The Predecessor Fund was not a registered mutual fund and so was not subject to the same operating expenses or investment and tax restrictions as the Fund.  If it had been, the Predecessor Fund’s performance may have been lower.

Growth of $10K (Inception to 9/30/2017)

This chart illustrates the performance of a hypothetical $10,000 investment made on October 1, 2012 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains and dividends.

Sector Allocation (% of net assets)

Top Ten Equity Holdings (% of net assets)
Ligand Pharmaceuticals, Inc.	3.8%
LendingTree, Inc.	3.4
Sarepta Therapeutics, Inc.	3.1
Planet Fitness, Inc.	3.1
Trade Desk, Inc. – Class A	2.9
Align Technology, Inc.	2.9
Bio-Techne Corp.	2.8
Cavco Industries, Inc.	2.8
Trex Co., Inc.	2.6
Zillow Group, Inc. – Class A	2.6
Total	30.0%

Fund holdings are subject to change.

Emerging Opportunity Fund | Schedule of Investments at September 30, 2017 (Unaudited)

Shares		Value
Common Stocks: 81.8%

Aerospace & Defense: 2.2%
85,345	Kratos Defense &
	Security Solutions, Inc.[1]	$1,116,313

Biotechnology: 6.9%
14,344	Ligand Pharmaceuticals, Inc.[1]	1,952,936
35,825	Sarepta Therapeutics, Inc.[1]	1,625,022
		3,577,958
Building Products: 2.6%
14,980	Trex Co., Inc.[1]	1,349,249

Consumer Finance: 3.4%
18,175	PRA Group, Inc.[1]	520,714
108,510	SLM Corp.[1]	1,244,609
		1,765,323
Health Care Equipment & Supplies: 9.3%
8,160	Align Technology, Inc.[1]	1,519,963
23,595	AtriCure, Inc.[1]	527,820
5,258	Inogen, Inc.[1]	500,036
20,385	iRhythm Technologies, Inc.[1]	1,057,574
38,155	Tactile Systems Technology, Inc.[1]	1,180,897
		4,786,290
Health Care Providers & Services: 2.3%
28,635	Tivity Health, Inc.[1]	1,168,308

Health Care Technology: 2.0%
58,980	Evolent Health, Inc. – Class A1	1,049,844

Hotels, Restaurants & Leisure: 5.1%
19,849	Dave & Buster’s
	Entertainment, Inc. – Class A1	1,041,676
59,685	Planet Fitness, Inc.[1]	1,610,301
		2,651,977
Household Durables: 2.8%
9,921	Cavco Industries, Inc.[1]	1,463,843

Insurance: 1.5%
17,335	Health Insurance Innovations,
	Inc. – Class A1	251,357
12,365	Kinsale Capital Group, Inc.	533,797
		785,154
Internet Software & Services: 21.0%
23,685	Alarm.com Holdings, Inc.[1]	1,070,088
26,850	Alteryx, Inc. – Class A1	546,935
54,721	CommerceHub, Inc. – Class A1	1,235,053
38,780	Etsy, Inc.[1]	654,606
37,357	GTT Communications, Inc.[1]	1,182,349
25,305	New Relic, Inc.[1]	1,260,189
30,265	Q2 Holdings, Inc.[1]	1,260,537
50,505	Quotient Technology, Inc.[1]	790,403
24,795	The Trade Desk, Inc. – Class A1	1,525,141
32,934	Zillow Group, Inc. – Class A1	1,322,300
		10,847,601
IT Services: 2.4%
42,918	Square, Inc. – Class A1	1,236,468

Life Sciences Tools & Services: 2.8%
12,210	Bio-Techne Corp.	1,476,067

Machinery: 2.4%
9,655	Middleby Corp.[1]	1,237,481

Semiconductors & Semiconductor Equipment: 3.2%
15,820	IMPINJ, Inc.[1]	658,270
24,647	Inphi Corp.[1]	978,240
		1,636,510
Software: 5.8%
11,845	Take-Two Interactive Software, Inc.[1]	1,210,914
30,585	Varonis Systems, Inc.[1]	1,281,512
24,820	Workiva, Inc.[1]	517,497
		3,009,923
Thrifts & Mortgage Finance: 4.8%
25,875	BofI Holding, Inc.[1]	736,661
7,237	LendingTree, Inc.[1]	1,769,085
		2,505,746
Wireless Telecommunication Services: 1.3%
30,765	Boingo Wireless, Inc.[1]	657,448

Total Common Stocks
(Cost $35,548,254)		42,321,503

Short-Term Investments: 20.8%

10,737,578	Federated U.S. Treasury
	Cash Reserves – Class I, 0.882%[2]	10,737,578

Total Short-Term Investments
(Cost $10,737,578)		10,737,578

Total Investments in Securities: 102.6%
(Cost $46,285,832)		53,059,081
Liabilities in Excess of Other Assets: (2.6)%		(1,352,653)
Total Net Assets: 100.0%		$51,706,428

[1]	Non-income producing security.
[2]	Annualized seven-day yield as of September 30, 2017.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services LLC.

The accompanying notes are an integral part of these financial statements.

Total Return Fund | Portfolio Managers’ Review

Performance Summary

For the six-month period ending September 30, 2017, the Osterweis Total Return Fund (the Fund) generated a total return of 1.97%, trailing the Bloomberg Barclays U.S. Aggregate Bond Index (the BC Agg), which returned 2.31% over the same period.

Market Review

It was a tale of two quarters. The first fiscal quarter marked a period of transition for fixed income markets, as economic data softened, and the prospect of the Trump “reflation trade” from the first quarter faded. The replacement for the Affordable Care Act and streamlining of the tax code stalled, and there appeared to be significantly less momentum in achieving either mandate in 2017. This caused Treasuries to rally, sending 10-year rates from 2.39% on March 31 to a low of 2.14% on June 26. The rally was concurrent with a decline in the Citigroup Economic Surprise Index, which fell from 58 on March 15 to a low of -79 on June 16. It is important to note that this index demonstrated weakness this quarter for each of the last five years, so a seasonal pattern has definitively emerged.

The second fiscal quarter had a similar complexion, with the broad bond market rallying in the first two months and selling off in the third; however, that is where the similarities ended. The July and August rally reflected continued deterioration in headline inflation coupled with a flight to quality triggered primarily by geopolitical risk. The yield of the 10-year Treasury, which began the quarter at 2.30%, fell to a low of 2.06% on September 8, when U.S./North Korea tensions were at their peak and Hurricane Irma was set to make landfall in Florida. For the remainder of September, the risk-off tone reversed sharply as worries eased about the rising global tensions and impact of the hurricane. In the same month, the Federal Open Market Committee moved forward with their well-telegraphed plan to taper official purchases of Treasuries and mortgage-backed securities. In sum, September saw bond prices retrace their two months of steady gains and the 10-year yield closed the month at 2.33%, up just 3 basis points (0.03%) over the quarter.

Portfolio Review

For the six-month period ending September 30, 2017, the Fund’s performance relative to the BC Agg benefited from favorable security selection in mortgage-backed investments. Although our hedging activity to mitigate interest rate risk did not make a meaningful contribution to the Fund’s performance over the period, it was effective in reducing the overall risk of the portfolio. Our preferred stock and corporate bond holdings delivered solid total returns, but our decision to remain underweight the spread duration dampened results relative to the benchmark.

Outlook & Portfolio Positioning

Looking ahead, we are a bit more guarded in our outlook. Mortgage and corporate bonds are now trading at the tightest spreads we have seen in several years, and uncertainty around the Federal Reserve’s normalization program plus elevated geopolitical risk make Treasuries somewhat more attractive at this point. We have added some Treasuries and will likely continue to do so in the context of ever tightening spreads.

The Osterweis Total Return Fund may invest fixed income securities which are subject to credit, default, extension, interest rate and prepayment risks. It may also make investments in derivatives that may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. The Fund may invest in debt securities that are un-rated or rated below investment grade. Lower-rated securities may present an increased possibility of default, price volatility or illiquidity compared to higher-rated securities. Investments in foreign and emerging market securities involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks may increase for emerging markets. Leverage may cause the effect of an increase or decrease in the value of the portfolio securities to be magnified and the fund to be more volatile than if leverage was not used. Investments in preferred securities have an inverse relationship with changes in the prevailing interest rate. Investments in asset backed and mortgage backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. It may also make investments in derivatives that may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. The Fund may invest in municipal securities which are subject to the risk of default.

Total Return Fund | Fund Overview (Unaudited)

Six-Month and Total Return
Periods Ended September 30, 2017

		Since Inception
	Six Months	(December 30, 2016)
Osterweis Total Return Fund	1.97%	4.67%
Bloomberg Barclays U.S. Aggregate Bond Index	2.31	3.14
Gross/Net Expense Ratio as of 3/31/2017: 2.62%/0.82%1
[1]
As of most recent Prospectus dated June 30, 2017.  Please see the Fund’s Financial Highlights in this report for the most recent annualized expense ratio.  The Adviser has contractually agreed to waive certain fees through December 30, 2018.  The net expense ratio is applicable to investors.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.

Growth of $10K (Inception to 9/30/2017)

This chart illustrates the performance of a hypothetical $10,000 investment made on December 30, 2016 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains and dividends.

Asset Allocation (% of net assets)

Top Ten Debt Holdings (% of net assets)
Federal Home Loan Mortgage Corporation
Gold Pool, Series FG G08775, 4.000%	5.7%
Federal National Mortgage Association
Pool, Series FN MA3088, 4.000%	5.1
Federal National Mortgage Association
Pool, Series FN AS5460, 3.500%	4.2
Federal National Mortgage Association
Pool, Series FN AS6520, 3.500%	4.2
Federal National Mortgage Association
Pool, Series FN BA3381, 3.000%	3.4
Federal National Mortgage Association
Pool, Series FN BC7334, 3.500%	2.9
Federal National Mortgage Association
Pool, Series FN MA3106, 3.000%	2.9
United States Treasury Note/Bond, 1.625%	2.9
United States Treasury Note/Bond, 1.875%	2.9
JPMorgan Chase & Co., 7.900%	2.9
Total	37.1%

Fund holdings are subject to change.

Total Return Fund | Schedule of Investments at September 30, 2017 (Unaudited)

Principal
Amount		Value
Bonds: 98.0%
Corporate Bonds: 26.7%

Automobiles: 1.3%
	Ford Motor Credit Co. LLC
$1,250,000	3.339%, 03/28/2022	$1,271,526

Banks: 10.3%
	Bank of America Corp.
1,000,000	4.200%, 08/26/2024	1,052,677
	Citigroup, Inc.
750,000	2.750%, 04/25/2022	754,396
	Cooperative Rabobank UA
750,000	3.950%, 11/09/2022	788,023
750,000	4.625%, 12/01/2023	807,023
	HSBC Holdings Plc
1,000,000	4.375%, 11/23/2026	1,044,436
	JPMorgan Chase & Co.
500,000	3.220% (3 Month LIBOR
	USD + 1.160%), 03/01/2025[1]	508,476
2,835,000	7.900%, 04/30/2018[1,3]	2,923,594
	National Australia Bank Ltd.
500,000	2.500%, 05/22/2022	499,614
1,000,000	3.375%, 01/14/2026	1,018,279
	Wells Fargo & Co.
1,000,000	4.100%, 06/03/2026	1,040,656
		10,437,174
Beverages: 1.0%
	Anheuser-Busch InBev Finance, Inc.
1,000,000	3.300%, 02/01/2023	1,038,003

Biotechnology: 1.5%
	Amgen, Inc.
500,000	1.900%, 05/10/2019	500,966
1,000,000	2.650%, 05/11/2022	1,009,234
		1,510,200
Capital Markets: 3.3%
	Goldman Sachs Group, Inc.
1,383,000	5.950%, 01/15/2027	1,615,767
	Moody’s Corp.
500,000	2.625%, 01/15/2023[2]	497,599
	Morgan Stanley
500,000	2.750%, 05/19/2022	503,093
750,000	4.350%, 09/08/2026	786,634
		3,403,093
Commercial Services & Supplies: 0.8%
	Dollar General Corp.
750,000	3.875%, 04/15/2027	781,017

Computers & Peripherals: 2.0%
	Apple, Inc.
1,500,000	3.200%, 05/11/2027	1,529,017
500,000	2.900%, 09/12/2027	496,937
		2,025,954
Diversified Telecommunication Services: 1.5%
	AT&T, Inc.
1,500,000	2.850%, 02/14/2023	1,492,422

Food Products: 0.7%
	Tyson Foods, Inc.
750,000	3.550%, 06/02/2027	762,183

Industrial Conglomerates: 1.0%
	General Electric Co.
750,000	5.000%, 01/21/2021[1,3]	794,213
	Siemens
	Financieringsmaatschappij NV
250,000	2.700%, 03/16/2022[2]	253,438
		1,047,651
Insurance: 0.7%
	New York Life Global Funding
750,000	2.000%, 04/09/2020[2]	750,291

Leisure Products: 0.1%
	Brunswick Corp.
125,000	4.625%, 05/15/2021[2]	127,398

Oil, Gas & Consumable Fuels: 1.0%
	BP Capital Markets Plc
1,000,000	2.520%, 09/19/2022	1,001,665

Semiconductors & Semiconductor Equipment: 0.3%
	Applied Materials, Inc.
250,000	3.300%, 04/01/2027	254,934

Specialty Retail: 1.2%
	AutoZone, Inc.
750,000	3.750%, 06/01/2027	758,468
	The Home Depot, Inc.
500,000	2.800%, 09/14/2027	491,044
		1,249,512
Total Corporate Bonds
(Cost $27,068,921)		27,153,023

The accompanying notes are an integral part of these financial statements.

Total Return Fund | Schedule of Investments at September 30, 2017 (Unaudited)

Principal
Amount		Value
Asset Backed Bonds: 0.9%

	Federal National Mortgage
	Association Interest Strips
	Series FNS 421 C4
$7,819,063	4.500%, 01/25/2030	$872,210
	Series FNS 421 C3
346,702	4.000%, 07/25/2030	45,183
		917,393
Total Asset Backed Bonds
(Cost $1,061,367)		917,393

Mortgage Backed Securities: 57.9%

	Federal Home Loan Mortgage
	Corporation Gold Pool
	Series FG G60024
1,011,938	3.500%, 05/01/2043	1,049,179
	Series FG Q30868
1,222,580	3.500%, 01/01/2045	1,262,317
	Series FG G08775
5,490,276	4.000%, 08/01/2047	5,785,170

	Federal Home Loan Mortgage
	Corporation REMICS
	Series FHR 2512 SI
2,247,413	6.266% (1 Month LIBOR
	USD + 7.500%), 04/15/2024[1,6]	273,863
	Series FHR 3941 IA
9,764,861	3.000%, 10/15/2025	401,493
	Series FHR 4216 EI
1,195,455	3.000%, 06/15/2028	119,830
	Series FHR 3114 TS
3,903,763	5.416% (1 Month LIBOR
	USD + 6.650%), 09/15/2030[1,6]	540,973
	Series FHR 4341 MI
3,835,118	4.000%, 11/15/2031	556,432
	Series FHR 4093 IB
4,379,170	4.000%, 08/15/2032	665,968
	Series FHR 4114 MI
5,497,023	3.500%, 10/15/2032	765,587
	Series FHR 3171 OJ
997,555	0.000%, 06/15/2036[5]	820,075
	Series FHR 3339 JS
79,275	34.811% (1 Month LIBOR
	USD + 42.840%), 07/15/2037[1,6]	151,752
	Series FHR 4073 MS
12,046,992	4.816% (1 Month LIBOR
	USD + 6.050%), 08/15/2039[1,6]	975,975
	Series FHR 4121 IM
9,729,088	4.000%, 10/15/2039	1,144,044
	Series FHR 4074 JS
796,944	5.466% (1 Month LIBOR
	USD + 6.700%), 01/15/2041[1,6]	137,461
	Series FHR 4495 PI
816,666	4.000%, 09/15/2043	134,303

	Federal Home Loan Mortgage
	Corporation Strips
	Series FHS 288 IO
4,970,164	3.000%, 10/15/2027	469,735
	Series FHS 237 S34
970,270	6.266% (1 Month LIBOR
	USD + 7.500%), 05/15/2036[1,6]	192,805
	Series FHS 264 F1
290,056	1.784% (1 Month LIBOR
	USD + 0.550%), 07/15/2042[1]	292,370
	Series FHS 272 F2
921,837	1.784% (1 Month LIBOR
	USD + 0.550%), 08/15/2042[1]	929,187

	Federal National Mortgage
	Association Pool
	Series FN AL2519
1,998,518	4.500%, 07/01/2040	2,177,066
	Series FN AI8577
39,474	3.000%, 08/01/2042	39,834
	Series FN AS5460
4,173,295	3.500%, 07/01/2045	4,306,686
	Series FN AS6520
4,090,893	3.500%, 01/01/2046	4,221,651
	Series FN MA2755
1,514,096	4.000%, 09/01/2046	1,595,345
	Series FN BA3381
3,426,670	3.000%, 10/01/2046	3,444,967
	Series FN BD6275
2,667,065	4.000%, 11/01/2046	2,810,989
	Series FN BC7334
2,905,093	3.500%, 12/01/2046	2,997,948
	Series FN AS 8803
1,448,631	3.500%, 02/01/2047	1,501,336
	Series FN MA2974
2,531,828	4.500%, 04/01/2047	2,719,943
	Series FN MA3106
2,972,357	3.000%, 08/01/2047	2,985,151
	Series FN MA3088
4,953,133	4.000%, 08/01/2047	5,219,903

	Federal National Mortgage
	Association REMICS
	Series FNR 2003-64 HQ
41,086	5.000%, 07/25/2023	43,213
	Series FNR 2012-66 IA
668,247	3.000%, 06/25/2027	63,588
	Series FNR 2013-29 BI
13,632,404	2.500%, 04/25/2028	1,189,835

The accompanying notes are an integral part of these financial statements.

Total Return Fund | Schedule of Investments at September 30, 2017 (Unaudited)

Principal
Amount		Value
	Federal National Mortgage
	Association REMICS (Continued)
	Series FNR 2015-34 AI
$13,866,798	4.500%, 06/25/2030	$1,077,116
	Series FNR 2014-81 TI
1,283,226	4.500%, 12/25/2034	192,114
	Series FNR 2014-37 PI
2,599,303	5.500%, 06/25/2044	469,906

	Government National
	Mortgage Association
	Series GNR 2010-67 VI
1,459,201	5.000%, 05/20/2021	129,142
	Series GNR 2014-74 GI
891,677	4.000%, 05/16/2029	91,775
	Series GNR 2004-40 SB
4,704,256	5.316% (1 Month LIBOR
	USD + 6.550%), 05/16/2034[1,6]	682,986
	Series GNR 2010-47 BX
718,794	5.316% (1 Month LIBOR
	USD + 6.550%), 08/16/2034[1,6]	124,177
	Series GNR 2007-6 SA
4,092,793	6.114% (1 Month LIBOR
	USD + 7.350%), 02/20/2037[1,6]	774,688
	Series GNR 2007-9 BI
3,590,232	5.584% (1 Month LIBOR
	USD + 6.820%), 03/20/2037[1,6]	633,335
	Series GNR 2007-42 SC
5,138,955	5.514% (1 Month LIBOR
	USD + 6.750%), 07/20/2037[1,6]	917,401
	Series GNR 2007-57 QA
2,234,644	5.264% (1 Month LIBOR
	USD + 6.500%), 10/20/2037[1,6]	375,736
	Series GNR 2016-117 GI
9,279,565	3.500%, 08/20/2046	1,353,000
		58,807,350
Total Mortgage Backed Securities
(Cost $58,679,832)		58,807,350

United States Government & Agency Securities: 12.5%

	United States Treasury
	Inflation Indexed Bonds
1,013,360	0.375%, 01/15/2027	1,001,826
	United States Treasury Note/Bond
3,000,000	1.875%, 08/31/2024	2,946,973
1,550,000	2.250%, 08/15/2027	1,539,677
2,250,000	1.875%, 07/31/2022	2,245,385
3,000,000	1.625%, 08/31/2022	2,959,160
2,100,000	2.750%, 08/15/2047	2,054,760
		11,745,955
Total United States Government & Agency Securities
(Cost $12,833,910)		12,747,781

Total Bonds
(Cost $99,644,030)		99,625,547

Shares
Short-Term Investments: 0.9%

955,009	Morgan Stanley Institutional
	Liquidity Funds – Government
	Portfolio, 0.902%[4]	955,009
Total Short-Term Investments
(Cost $955,009)		955,009

Total Investments in Securities: 98.9%
(Cost $100,599,039)		100,580,556
Other Assets in Excess of Liabilities: 1.1%		1,080,018
Total Net Assets: 100.0%		$101,660,574

[1]	Variable rate security; rate shown is the rate in effect on September 30, 2017.
[2]
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.  As of September 30, 2017, the value of these securities amounted to $1,628,726, or 1.6% of net assets.

[3]	Perpetual call date security. Date shown is next call date.
[4]	Annualized seven-day yield as of September 30, 2017.
[5]	Zero coupon security.
[6]	Inverse floating rate security. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Osterweis Funds | Statements of Assets and Liabilities at September 30, 2017 (Unaudited)

			Osterweis	Osterweis
		Osterweis	Strategic	Emerging	Osterweis
	Osterweis	Strategic	Investment	Opportunity	Total Return
	Fund	Income Fund	Fund	Fund	Fund
ASSETS
Investments in securities, at value (cost $143,659,262,
$5,775,678,257, $162,481,437, $46,285,832 and
$100,599,039, respectively) (Note 2)	$211,073,664	$5,817,753,099	$191,544,329	$53,059,081	$100,580,556
Restricted cash	—	—	—	—	197,573
Receivables:
Investment securities sold	—	6,019,614	139,366	13,195	—
Fund shares sold	6,853	9,321,307	32,448	2,935	636,769
Dividends and interest	273,863	88,140,865	1,767,104	8,099	837,736
Due from Adviser, net	—	—	—	791	—
Prepaid expenses	9,949	65,768	17,831	12,413	18,150
Total assets	211,364,329	5,921,300,653	193,501,078	53,096,514	102,270,784

LIABILITIES
Payables:
Investment securities purchased	—	42,782,055	—	1,313,549	548,558
Fund shares redeemed	430,015	7,557,378	10,123	—	—
Investment advisory fees, net	173,032	3,377,035	157,322	41,452	37,276
Administration fees	39,400	302,724	14,520	2,182	56
Custody fees	7,209	37,856	3,202	1,516	781
Fund accounting fees	15,557	86,370	10,371	8,372	6,419
Transfer agent fees	45,138	82,878	3,063	5,859	558
Trustee fees	8,421	42,885	6,317	5,047	4,575
Audit fees	14,267	13,910	12,734	10,818	10,835
Chief Compliance Officer fees	1,379	1,287	1,296	1,291	1,152
Other accrued expenses	38,036	145,378	6,391	—	—
Total liabilities	772,454	54,429,756	225,339	1,390,086	610,210
NET ASSETS	$210,591,875	$5,866,870,897	$193,275,739	$51,706,428	$101,660,574

COMPUTATION OF NET ASSET VALUE
Net assets	$210,591,875	$5,866,870,897	$193,275,739	$51,706,428	$101,660,574
Shares issued and outstanding (unlimited number
of shares authorized without par value)	7,715,051	516,039,654	12,450,376	4,233,688	9,893,026
Net asset value, offering and
redemption price per share	$27.30	$11.37	$15.52	$12.21	$10.28

COMPONENTS OF NET ASSETS
Paid-in capital	$66,615,270	$6,124,987,644	$157,072,507	$40,059,397	$101,244,377
Undistributed (accumulated)
net investment income (loss)	10,849,523	12,826,638	5,471,145	(258,692)	114,358
Undistributed (accumulated) net realized gain (loss)	65,712,680	(313,018,227)	1,669,195	5,132,474	320,322
Net unrealized appreciation (depreciation)	67,414,402	42,074,842	29,062,892	6,773,249	(18,483)
Net assets	$210,591,875	$5,866,870,897	$193,275,739	$51,706,428	$101,660,574

The accompanying notes are an integral part of these financial statements.

Osterweis Funds | Statements of Operations For the Six Months Ended September 30, 2017 (Unaudited)

			Osterweis	Osterweis
		Osterweis	Strategic	Emerging	Osterweis
	Osterweis	Strategic	Investment	Opportunity	Total Return
	Fund	Income Fund	Fund	Fund	Fund
INVESTMENT INCOME
Dividend income (net of $34,595, $0, $16,576, $0
and $0, respectively, in foreign withholding taxes)	$1,783,006	$2,786,091	$1,003,219	$27,003	$2,813
Interest	63,423	149,525,828	2,954,435	33,262	1,324,192
Total investment income	1,846,429	152,311,919	3,957,654	60,265	1,327,005

EXPENSES (Note 3)
Investment advisory fees	1,105,874	19,974,813	987,279	236,427	148,939
Sub-transfer agent fees	53,929	1,321,530	12,274	434	391
Administration fees	46,740	946,488	34,631	7,661	6,393
Fund accounting fees	28,665	295,091	31,359	12,121	12,485
Transfer agent fees	19,627	312,655	16,444	6,314	6,921
Reports to shareholders	16,424	144,454	3,006	1,260	1,760
Audit fees	13,767	13,410	12,165	11,138	11,095
Registration fees	13,394	49,983	10,847	14,997	16,639
Miscellaneous expense	8,653	67,281	4,114	4,451	2,593
Custody fees	8,498	132,106	6,140	2,512	2,050
Trustee fees	6,391	44,972	5,823	4,590	4,687
Chief Compliance Officer fees	3,541	3,449	3,458	3,419	3,485
Legal fees	2,440	2,451	1,536	2,211	2,163
Insurance expense	1,871	8,933	1,614	1,434	998
Total expenses	1,329,814	23,317,616	1,130,690	309,358	220,599
Fees waived	—	—	—	(5,148)	—
Net expenses	1,329,814	23,317,616	1,130,690	304,210	220,599
Net investment income (loss)	516,615	128,994,303	2,826,964	(243,945)	1,106,406

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on unaffiliated investments	12,855,300	7,330,025	2,922,338	3,048,885	15,183
Net realized loss on affiliated investments	—	(22,121,818)	—	—	—
Net realized gain on futures contracts	—	—	—	—	161,755
Change in net unrealized appreciation/depreciation on:
Unaffiliated investments	(3,235,157)	39,311,952	4,023,101	3,797,514	(89,296)
Affiliated investments	—	26,240,140	—	—	—
Futures contracts	—	—	—	—	22,610
Net realized and unrealized gain on investments	9,620,143	50,760,299	6,945,439	6,846,399	110,252
Net increase in net assets
resulting from operations	$10,136,758	$179,754,602	$9,772,403	$6,602,454	$1,216,658

The accompanying notes are an integral part of these financial statements.

Osterweis Fund | Statements of Changes in Net Assets

	Six Months Ended
	September 30, 2017	Year Ended
	(Unaudited)	March 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$516,615	$1,373,612
Net realized gain on unaffiliated investments	12,855,300	151,067,881
Change in net unrealized appreciation/depreciation on investments	(3,235,157)	(96,670,693)
Net increase in net assets resulting from operations	10,136,758	55,770,800

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(4,842,337)
From realized gains	—	(25,635,569)
Total distributions to shareholders	—	(30,477,906)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from net change in outstanding shares (a)	(43,825,168)	(498,386,859)
Total decrease in net assets	(33,688,410)	(473,093,965)

NET ASSETS
Beginning of period/year	244,280,285	717,374,250
End of period/year	$210,591,875	$244,280,285
Undistributed net investment income	$10,849,523	$10,332,908

(a)   Summary of capital share transactions is as follows:

	Six Months Ended
	September 30, 2017		Year Ended
	(Unaudited)		March 31, 2017
	Shares	Value	Shares	Value
Shares sold	77,360	$2,057,096	1,427,685	$36,641,575
Shares issued in reinvestment of distributions	—	—	1,177,460	29,259,884
Shares redeemed	(1,733,308)	(45,882,264)	(21,765,352)	(564,288,318)
Net decrease	(1,655,948)	$(43,825,168)	(19,160,207)	$(498,386,859)

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Statements of Changes in Net Assets

	Six Months Ended
	September 30, 2017	Year Ended
	(Unaudited)	March 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$128,994,303	$259,287,823
Net realized gain (loss) on unaffiliated investments	7,330,025	(18,538,784)
Net realized loss on affiliated investments	(22,121,818)	(248,462)
Change in net unrealized appreciation/depreciation on unaffiliated investments	39,311,952	324,770,646
Change in net unrealized appreciation/depreciation on affiliated investments	26,240,140	—
Net increase in net assets resulting from operations	179,754,602	565,271,223

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(128,316,784)	(259,005,970)
Total distributions to shareholders	(128,316,784)	(259,005,970)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares (a)	401,389,507	340,893,966
Total increase in net assets	452,827,325	647,159,219

NET ASSETS
Beginning of period/year	5,414,043,572	4,766,884,353
End of period/year	$5,866,870,897	$5,414,043,572
Undistributed net investment income	$12,826,638	$12,149,119

(a)   Summary of capital share transactions is as follows:

	Six Months Ended
	September 30, 2017		Year Ended
	(Unaudited)		March 31, 2017
	Shares	Value	Shares	Value
Shares sold	80,594,067	$916,943,429	154,552,350	$1,722,829,374
Shares issued in reinvestment of distributions	9,874,770	111,832,871	20,209,861	223,193,168
Shares redeemed	(55,212,749)	(627,386,793)	(144,817,561)	(1,605,128,576)
Net increase	35,256,088	$401,389,507	29,944,650	$340,893,966

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Statements of Changes in Net Assets

	Six Months Ended
	September 30, 2017	Year Ended
	(Unaudited)	March 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$2,826,964	$7,226,142
Net realized gain on unaffiliated investments	2,922,338	14,078,096
Net realized loss on affiliated investments	—	(391,406)
Change in net unrealized appreciation/depreciation on investments	4,023,101	11,791,293
Net increase in net assets resulting from operations	9,772,403	32,704,125

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(7,126,085)
Total distributions to shareholders	—	(7,126,085)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from net change in outstanding shares (a)	(12,880,768)	(105,736,722)
Total decrease in net assets	(3,108,365)	(80,158,682)

NET ASSETS
Beginning of period/year	196,384,104	276,542,786
End of period/year	$193,275,739	$196,384,104
Undistributed net investment income	$5,471,145	$2,644,181

(a)   Summary of capital share transactions is as follows:

	Six Months Ended
	September 30, 2017		Year Ended
	(Unaudited)		March 31, 2017
	Shares	Value	Shares	Value
Shares sold	396,159	$5,973,349	381,521	$5,420,608
Shares issued in reinvestment of distributions	—	—	472,147	6,671,434
Shares redeemed	(1,240,058)	(18,854,117)	(8,327,816)	(117,828,764)
Net decrease	(843,899)	$(12,880,768)	(7,474,148)	$(105,736,722)

The accompanying notes are an integral part of these financial statements.

Emerging Opportunity Fund | Statements of Changes in Net Assets

		Period from
	Six Months Ended	November 30,
	September 30, 2017	2016 through
	(Unaudited)	March 31, 2017*
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss	$(243,945)	$(189,574)
Net realized gain (loss) on unaffiliated investments	3,048,885	(353,093)
Change in net unrealized appreciation/depreciation on investments	3,797,514	2,975,735
Net increase in net assets resulting from operations	6,602,454	2,433,068

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares (a)	1,310,839	41,360,067
Total increase in net assets	7,913,293	43,793,135

NET ASSETS
Beginning of period	43,793,135	—
End of period	$51,706,428	$43,793,135
Accumulated net investment loss	$(258,692)	$(14,747)

(a)   Summary of capital share transactions is as follows:

	Six Months Ended		Period from
	September 30, 2017		November 30, 2016 through
	(Unaudited)		March 31, 2017*
	Shares	Value	Shares	Value
Shares sold	128,833	$1,511,830	339,908	$3,541,995
Shares issued in connection with transfer-in-kind	—	—	3,783,866	37,838,660
Shares redeemed	(16,960)	(200,991)	(1,959)	(20,588)
Net increase	111,873	$1,310,839	4,121,815	$41,360,067

*	Commenced operations on November 30, 2016. Information presented is for the period from November 30, 2016 to March 31, 2017.

The accompanying notes are an integral part of these financial statements.

Total Return Fund | Statements of Changes in Net Assets

		Period from
	Six Months Ended	December 30,
	September 30, 2017	2016 through
	(Unaudited)	March 31, 2017*
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$1,106,406	$40,793
Net realized gain on unaffiliated investments and futures contracts	176,938	148,233
Change in net unrealized appreciation/depreciation on investments and futures contracts	(66,686)	48,203
Net increase in net assets resulting from operations	1,216,658	237,229

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(1,002,266)	(34,851)
Total distributions to shareholders	(1,002,266)	(34,851)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares (a)	54,674,548	46,569,256
Total increase in net assets	54,888,940	46,771,634

NET ASSETS
Beginning of period	46,771,634	—
End of period	$101,660,574	$46,771,634
Undistributed net investment income	$114,358	$10,218

(a)   Summary of capital share transactions is as follows:

	Six Months Ended		Period from
	September 30, 2017		December 30, 2016 through
	(Unaudited)		March 31, 2017*
	Shares	Value	Shares	Value
Shares sold	5,449,542	$55,989,908	4,574,341	$46,596,493
Shares issued in reinvestment of distributions	26,733	274,232	2,496	25,380
Shares redeemed	(154,937)	(1,589,592)	(5,149)	(52,617)
Net increase	5,321,338	$54,674,548	4,571,688	$46,569,256

*	Commenced operations on December 30, 2016. Information presented is for the period from December 30, 2016 to March 31, 2017.

The accompanying notes are an integral part of these financial statements.

Osterweis Fund | Financial Highlights

For a capital share outstanding throughout each period/year

	Six Months
	Ended
	September 30,
	2017	Year Ended March 31,
	(Unaudited)	2017	2016	2015	2014	2013
Net asset value, beginning of period/year	$26.07	$25.14	$34.90	$35.09	$32.08	$27.80

INCOME FROM INVESTMENT OPERATIONS:
Net investment income[1]	0.06	0.06	0.09	0.26	0.39	0.14
Net realized and unrealized
gain (loss) on investments	1.17	2.70	(4.10)	2.55	5.42	5.21
Total from investment operations	1.23	2.76	(4.01)	2.81	5.81	5.35

LESS DISTRIBUTIONS:
From net investment income	—	(0.29)	(0.15)	(0.50)	(0.26)	(0.62)
From net realized gain	—	(1.54)	(5.60)	(2.50)	(2.54)	(0.45)
Total distributions	—	(1.83)	(5.75)	(3.00)	(2.80)	(1.07)
Paid-in capital from redemption fees	—	—	—	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of period/year	$27.30	$26.07	$25.14	$34.90	$35.09	$32.08
Total return	4.72%[3]	11.33%	(11.35)%	8.70%	18.55%	19.84%

RATIO/SUPPLEMENTAL DATA:
Net assets, end of period/year (millions)	$210.6	$244.3	$717.4	$1,178.2	$1,163.5	$930.1
Portfolio turnover rate	22%[3]	50%	20%	29%	31%	24%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Ratio of expenses to average net assets	1.20%[4]	1.11%	1.02%	0.98%	1.01%	1.03%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Ratio of net investment income
to average net assets	0.47%[4]	0.25%	0.31%	0.74%	1.14%	0.50%

[1]	Calculated using the average shares outstanding method.
[2]	Does not round to $0.01 per share.
[3]	Not annualized.
[4]	Annualized.

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Financial Highlights

For a capital share outstanding throughout each period/year

	Six Months
	Ended
	September 30,
	2017	Year Ended March 31,
	(Unaudited)	2017	2016	2015	2014	2013
Net asset value, beginning of period/year	$11.26	$10.57	$11.46	$11.99	$11.86	$11.56

INCOME FROM INVESTMENT OPERATIONS:
Net investment income[1]	0.26	0.57	0.60	0.63	0.58	0.63
Net realized and unrealized
gain (loss) on investments	0.11	0.69	(0.87)	(0.50)	0.09	0.31
Total from investment operations	0.37	1.26	(0.27)	0.13	0.67	0.94

LESS DISTRIBUTIONS:
From net investment income	(0.26)	(0.57)	(0.62)	(0.64)	(0.53)	(0.64)
From net realized gain	—	—	—	(0.02)	(0.01)	—
Total distributions	(0.26)	(0.57)	(0.62)	(0.66)	(0.54)	(0.64)
Paid-in capital from redemption fees	—	—	—	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of period/year	$11.37	$11.26	$10.57	$11.46	$11.99	$11.86
Total return	3.26%[3]	12.18%	(2.39)%	1.12%	5.78%	8.34%

RATIO/SUPPLEMENTAL DATA:
Net assets, end of period/year (millions)	$5,866.9	$5,414.0	$4,766.9	$6,030.2	$6,882.7	$3,256.6
Portfolio turnover rate	28%[3]	37%	31%	58%	75%	82%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Ratio of expenses to average net assets	0.82%[4]	0.84%	0.82%	0.82%	0.85%	0.91%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Ratio of net investment income
to average net assets	4.55%[4]	5.17%	5.42%	5.38%	4.91%	5.43%

[1]	Calculated using the average shares outstanding method.
[2]	Does not round to $0.01 per share.
[3]	Not annualized.
[4]	Annualized.

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Financial Highlights

For a capital share outstanding throughout each period/year

	Six Months
	Ended
	September 30,
	2017	Year Ended March 31,
	(Unaudited)	2017	2016	2015	2014	2013
Net asset value, beginning of period/year	$14.77	$13.32	$15.34	$15.15	$13.45	$11.79

INCOME FROM INVESTMENT OPERATIONS:
Net investment income[1]	0.22	0.43	0.37	0.38	0.40	0.29
Net realized and unrealized
gain (loss) on investments	0.53	1.53	(1.82)	0.53	1.78	1.76
Total from investment operations	0.75	1.96	(1.45)	0.91	2.18	2.05

LESS DISTRIBUTIONS:
From net investment income	—	(0.51)	(0.39)	(0.40)	(0.28)	(0.34)
From net realized gain	—	—	(0.18)	(0.32)	(0.20)	(0.05)
Total distributions	—	(0.51)	(0.57)	(0.72)	(0.48)	(0.39)
Paid-in capital from redemption fees	—	—	—	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of period/year	$15.52	$14.77	$13.32	$15.34	$15.15	$13.45
Total return	5.08%[3]	14.91%	(9.40)%	6.30%	16.40%	17.65%

RATIO/SUPPLEMENTAL DATA:
Net assets, end of period/year (millions)	$193.3	$196.4	$276.5	$339.3	$279.4	$176.3
Portfolio turnover rate	28%[3]	53%	44%	43%	61%	129%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees/expenses waived or recouped	1.15%[4]	1.15%	1.13%	1.13%	1.15%	1.29%
After fees/expenses waived or recouped	1.15%[4]	1.15%	1.13%	1.13%	1.15%	1.34%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees/expenses waived or recouped	2.86%[4]	3.06%	2.56%	2.49%	2.76%	2.34%
After fees/expenses waived or recouped	2.86%[4]	3.06%	2.56%	2.49%	2.76%	2.29%

[1]	Calculated using the average shares outstanding method.
[2]	Does not round to $0.01 per share.
[3]	Not annualized.
[4]	Annualized.

The accompanying notes are an integral part of these financial statements.

Emerging Opportunity Fund | Financial Highlights

For a capital share outstanding throughout each period

		Period from
	Six Months Ended	November 30, 2016
	September 30, 2017	through
	(Unaudited)	March 31, 2017*
Net asset value, beginning of period/year	$10.62	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income[1]	(0.06)	(0.05)
Net realized and unrealized gain (loss) on investments	1.65	0.67
Total from investment operations	1.59	0.62
Net asset value, end of period/year	$12.21	$10.62
Total return	14.86%[2]	6.30%[2]

RATIO/SUPPLEMENTAL DATA:
Net assets, end of period/year (millions)	$51.7	$43.8
Portfolio turnover rate	110%[2]	62%[2]

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees/expenses waived or recouped	1.31%[3]	1.60%[3]
After fees/expenses waived or recouped	1.29%[3,4]	1.50%[3]

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees/expenses waived or recouped	(1.05)%[3]	(1.48)%[3]
After fees/expenses waived or recouped	(1.03)%[3,4]	(1.38)%[3]

[1]	Calculated using the average shares outstanding method.
[2]	Not annualized.
[3]	Annualized.
[4]
Effective June 30, 2017 the Adviser agreed to contractually limit expenses for the Fund to not exceed 1.25% of average net assets.  Prior to June 30, 2017 expenses were limited to 1.50% of average net assets.

*	Commenced operations on November 30, 2016. Information presented is from the period November 30, 2016 to March 31, 2017.

The accompanying notes are an integral part of these financial statements.

Total Return Fund | Financial Highlights

For a capital share outstanding throughout each period

		Period from
	Six Months Ended	December 30, 2016
	September 30, 2017	through
	(Unaudited)	March 31, 2017*
Net asset value, beginning of period/year	$10.23	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income[1]	0.17	0.04
Net realized and unrealized gain (loss) on investments	0.03	0.22
Total from investment operations	0.20	0.26

LESS DISTRIBUTIONS:
From net investment income	(0.15)	(0.03)
From net realized gain	—	—
Total distributions	(0.15)	(0.03)
Net asset value, end of period/year	$10.28	$10.23
Total return	1.97%[2]	2.65%[2]

RATIO/SUPPLEMENTAL DATA:
Net assets, end of period/year (millions)	$101.7	$46.8
Portfolio turnover rate	33%[2]	27%[2]

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees/expenses waived or recouped	0.67%[3]	2.55%[3]
After fees/expenses waived or recouped	0.67%[3]	0.75%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees/expenses waived or recouped	3.34%[3]	(0.30)%[3]
After fees/expenses waived or recouped	3.34%[3]	1.50%

[1]	Calculated using the average shares outstanding method.
[2]	Not annualized.
[3]	Annualized.
*	Commenced operations on December 30, 2016. Information presented is from the period December 30, 2016 to March 31, 2017.

The accompanying notes are an integral part of these financial statements.

Osterweis Funds | Notes to Financial Statements at September 30, 2017 (Unaudited)

Note 1 – Organization

The Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund, Osterweis Emerging Opportunity Fund and Osterweis Total Return Fund (each a “Fund”, collectively the “Funds”) are diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The Funds commenced operations on October 1, 1993, August 30, 2002, August 31, 2010, November 30, 2016 and December 30, 2016, respectively.

The investment objective of the Osterweis Fund is to attain long-term total returns, which it seeks by investing primarily in equity securities. The investment objective of the Osterweis Strategic Income Fund is to preserve capital and attain long- term total returns through a combination of current income and moderate capital appreciation, which it seeks by investing primarily in income bearing securities. The investment objective of the Osterweis Strategic Investment Fund is to attain long-term total returns and capital preservation, which it seeks by investing in both equity and fixed income securities that the Adviser believes can deliver attractive long-term returns and enhanced capital preservation. The investment objective of the Osterweis Emerging Opportunity Fund is to attain long-term capital appreciation. The investment objective of the Osterweis Total Return Fund is to preserve capital and attain long-term total returns through a combination of current income and moderate capital appreciation.

Note 2 – Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”) and Master Limited Partnerships (“MLPs”), that are traded on U.S. national or foreign securities exchanges are valued either at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities which may include REITs, BDCs and MLPs that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the evaluated mean price supplied by an approved independent pricing service. The independent pricing service may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Valuation Committee.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Osterweis Funds | Notes to Financial Statements at September 30, 2017 (Unaudited)

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments and derivative positions as of September 30, 2017:

Osterweis Fund	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks^	$176,208,552	$—	$—	$176,208,552
Convertible Preferred Stocks^	6,606,440	—	—	6,606,440
Partnerships & Trusts^	17,621,005	—	—	17,621,005
Corporate Bonds^	—	2,003,494	—	2,003,494
Short-Term Investments	8,634,173	—	—	8,634,173
Total Assets	$209,070,170	$2,003,494	$—	$211,073,664

^ See Schedule of Investments for industry breakouts.

The Fund did not invest in any Level 3 securities nor have transfers into or out of Level 1 or Level 2 during the period.

Osterweis Strategic Income Fund	Level 1	Level 2	Level 3	Total
Assets:
Convertible Preferred Stocks^*	$—	$70,531,890	$57,820,000	$128,351,890
Corporate Bonds^*	—	3,941,973,456	198,658,104	4,140,631,560
Convertible Bonds^	—	258,414,718	—	258,414,718
Private Mortgage
Backed Obligations*	—	—	21,807,000	21,807,000
Short-Term Investments	1,268,547,931	—	—	1,268,547,931
Total Assets	$1,268,547,931	$4,270,920,064	$278,285,104	$5,817,753,099

^ See Schedule of Investments for industry breakouts.
* See Schedule of Investments for disclosure of Level 3 securities.

The Fund did not have transfers into or out of Level 1 or Level 2 securities during the period.

Osterweis Funds | Notes to Financial Statements at September 30, 2017 (Unaudited)

The following is a reconciliation of the Osterweis Strategic Income Fund’s Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Convertible	Corporate	Private Mortgage
	Preferred Stocks	Bonds	Backed Obligations	Total
Balance as of March 31, 2017	$50,225,000	$140,193,182	$21,807,000	$212,225,182
Accrued discounts/premiums	—	12,794	—	12,794
Realized gain (loss)	—	2,565	—	2,565
Change in unrealized appreciation/depreciation	7,595,000	(2,202,243)	—	5,392,757
Acquisitions	—	61,164,806	—	61,164,806
Dispositions	—	(513,000)	—	(513,000)
Transfer in and/or out of Level 3	—	—	—	—
Balance as of September 30, 2017	$57,820,000	$198,658,104	$21,807,000	$278,285,104
Change in unrealized appreciation/depreciation
for Level 3 investments held at September 30, 2017	$7,595,000	$(2,202,243)	$—	$5,392,757

	Fair Value at
Security Type	9/30/2017	Valuation Technique	Unobservable Input	Input Value(s)
Convertible
Preferred Stocks	$57,820,000	Convertible Valuation Model	Single broker quote	$118.00
Corporate Bonds	$198,658,104	Comparable Securities	Adjustment to yield	38 bps – 306 bps
Private Mortgage
Backed
Obligations	$21,807,000	Issue Price	Market data	$100.00

Significant increases (decreases) in any of those inputs in isolation would result in a significantly higher (lower) fair value measurement.  Increases in the adjustment to yield would decrease price and decreases in the adjustment to yield would increase price.

The Trust’s Board of Trustees has established a Valuation Committee to oversee valuation techniques in accordance with the adopted valuation procedures.  The Board of Trustees ratifies valuation techniques quarterly.

Osterweis Strategic
Investment Fund	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks^	$92,946,908	$—	$—	$92,946,908
Convertible Preferred Stocks^*	3,042,032	1,808,510	1,180,000	6,030,542
Partnerships & Trusts^	11,318,277	—	—	11,318,277
Corporate Bonds^*	—	66,602,368	5,925,146	72,527,514
Convertible Bonds^	—	7,307,344	—	7,307,344
Private Mortgage
Backed Obligations*	—	—	642,000	642,000
Short-Term Investments	771,744	—	—	771,744
Total Assets	$108,078,961	$75,718,222	$7,747,146	$191,544,329

^ See Schedule of Investments for industry breakouts.
* See Schedule of Investments for disclosure of Level 3 securities.

The Fund did not have transfers into or out of Level 1 or Level 2 securities during the period.

Osterweis Funds | Notes to Financial Statements at September 30, 2017 (Unaudited)

The following is a reconciliation of the Osterweis Strategic Investment Fund’s Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Convertible	Corporate	Private Mortgage
	Preferred Stocks	Bonds	Backed Obligations	Total
Balance as of March 31, 2017	$1,025,000	$3,756,839	$642,000	$5,423,839
Accrued discounts/premiums	—	214	—	214
Realized gain (loss)	—	60	—	60
Change in unrealized appreciation/depreciation	155,000	(103,727)	—	51,273
Acquisitions	—	2,283,760	—	2,283,760
Dispositions	—	(12,000)	—	(12,000)
Transfer in and/or out of Level 3	—	—	—	—
Balance as of September 30, 2017	$1,180,000	$5,925,146	$642,000	$7,747,146
Change in unrealized appreciation/depreciation
for Level 3 investments held at September 30, 2017	$155,000	$(103,727)	$—	$51,273

	Fair Value at
Security Type	9/30/2017	Valuation Technique	Unobservable Input	Input Value(s)
Convertible
Preferred Stocks	$1,180,000	Convertible Valuation Model	Single broker quote	$118.00
Corporate Bonds	$5,925,146	Comparable Securities	Adjustment to yield	38 bps – 306 bps
Private Mortgage
Backed
Obligations	$642,000	Issue Price	Market data	$100.00

Significant increases (decreases) in any of those inputs in isolation would result in a significantly higher (lower) fair value measurement.  Increases in the adjustment to yield would decrease price and decreases in the adjustment to yield would increase price.

The Trust’s Board of Trustees has established a Valuation Committee to oversee valuation techniques in accordance with the adopted valuation procedures.  The Board of Trustees ratifies valuation techniques quarterly.

Osterweis Emerging
Opportunity Fund	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks^	$42,321,503	$—	$—	$42,321,503
Short-Term Investments	10,737,578	—	—	10,737,578
Total Assets	$53,059,081	$—	$—	$53,059,081

^ See Schedule of Investments for industry breakouts.

The Fund did not invest in any Level 3 securities nor have transfers into or out of Level 1 or Level 2 during the period.

Osterweis Total Return Fund	Level 1	Level 2	Level 3	Total
Assets:
Corporate Bonds^	$—	$27,153,023	$—	$27,153,023
Asset Backed Bonds	—	917,393	—	917,393
Mortgage Backed Securities	—	58,807,350	—	58,807,350
United States Government &
Agency Securities	—	12,747,781	—	12,747,781
Short-Term Investments	955,009	—	—	955,009
Total Assets:	$955,009	$99,625,547	$—	$100,580,556

^ See Schedule of Investments for industry breakouts.

The Fund did not invest in any Level 3 securities nor have transfers into or out of Level 1 or Level 2 during the period.

Osterweis Funds | Notes to Financial Statements at September 30, 2017 (Unaudited)

The Funds have provided additional disclosures below regarding derivatives and hedging activity intending to improve financial reporting by enabling investors to understand how and why the Funds use futures contracts (a type of derivative), how they are accounted for and how they affect an entity’s results of operations and financial position. The Funds may use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose values depend on, or are derived from, the value of an underlying asset, reference rate or index. The Funds may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

The average notional amount for futures contracts is based on the monthly notional amounts. The notional amount for futures contracts represents the U.S. dollar value of the contract as of the day of opening the transaction or latest contract reset date. The Osterweis Total Return Fund’s average notional value of futures contracts outstanding during the six months ended September 30, 2017 was $25,649,653. The tables below show the effects of derivative instruments on the financial statements.

Statements of Operations
The effect of derivative instruments on the Statements of Operations for the six months ended September 30, 2017:
Osterweis Total Return Fund

Change in Unrealized
	Realized Gain	Appreciation/Depreciation
	(Loss) on Derivatives	on Derivatives
Instrument	Recognized in Income	Recognized in Income
Interest Rate Contracts – Futures	$161,755	$22,610

The Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund and Osterweis Emerging Opportunity Fund did not have derivatives activity during the six months ended September 30, 2017.

B.
Foreign Currency. Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values based upon the spot exchange rate prior to the close of regular trading. The cost of investments is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired. The Funds include foreign exchange gains and losses from dividends receivable, interest receivable and other foreign currency denominated payables and receivables in Change in net unrealized appreciation/depreciation on foreign currency translation and Net realized gain (loss) on foreign currency translation. The Funds do not isolate that portion of realized and unrealized gain (loss) on investments resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. Fluctuations in foreign exchange rates on investments are thus included in Change in net unrealized appreciation/depreciation on investments and Net realized gain (loss) on investments.

C.
Futures Contracts. Each Fund may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. The purchase of futures contracts may be more efficient or cost-effective than actually buying the underlying securities or assets. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Upon entering into a futures contract, each Fund is required to pledge to the counterparty an amount of cash, U.S. Government securities or other high quality debt securities equal to the minimum “initial margin” requirements of the exchange or the broker. Pursuant to a contract entered into with a futures commission merchant, each Fund agrees to receive from or pay to the firm an amount of cash equal to the cumulative daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Funds as unrealized gains or losses. When the contract is closed, the Funds record a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Each Fund will cover its current obligations under futures contracts by the segregation of liquid assets or by entering into offsetting transactions or owning positions covering its obligations.

Osterweis Funds | Notes to Financial Statements at September 30, 2017 (Unaudited)

The Funds’ use of futures contracts may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of the futures contracts may not correlate perfectly, or at all, with the value of the assets, reference rates or indices that they are designed to track. Other risks include: an illiquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; the risk that adverse price movements in an instrument can result in a loss substantially greater than the Funds’ initial investment in that instrument (in some cases, the potential loss is unlimited); and the risk that a counterparty will not perform its obligations. The Osterweis Total Return Fund had futures contracts activity during the six months ended September 30, 2017. Realized and unrealized gains and losses are included in the Statements of Operations. The Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund and Osterweis Emerging Opportunity Fund did not have futures contracts activity during the six months ended September 30, 2017.

D.
Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends, in each calendar year, at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year, are deemed to arise on the first business day of each Fund’s next taxable year.
As of March 31, 2017, the Funds deferred, on a tax basis, late year and post-October losses of:

	Late Year Loss	Post-October Loss
Osterweis Fund	$—	$—
Osterweis Strategic Income Fund	—	3,242,013
Osterweis Strategic Investment Fund	—	—
Osterweis Emerging Opportunity Fund	14,747	—
Osterweis Total Return Fund	—	—

As of March 31, 2017, the Funds had the following capital loss carryovers available for federal income tax purposes:

	Capital Loss Carryovers
	Short-Term	Long-Term
Osterweis Fund	—	—
Osterweis Strategic Income Fund	(38,348,503)	(255,786,775)
Osterweis Strategic Investment Fund	(577,745)	—
Osterweis Emerging Opportunity Fund	—	—
Osterweis Total Return Fund	—	—

As of September 30, 2017, the Funds did not have any tax positions that did not meet the “more likely-than-not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Funds identify their major tax jurisdictions as U.S. Federal and the Commonwealth of Massachusetts; however, as of September 30, 2017, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

Osterweis Funds | Notes to Financial Statements at September 30, 2017 (Unaudited)

E.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on an identified cost basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends received from REITs and MLPs are generally comprised of ordinary income, capital gains and may include return of capital. Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

F.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Osterweis Fund, Osterweis Strategic Investment Fund and Osterweis Emerging Opportunity Fund normally are declared and paid on an annual basis. Distributions to shareholders from net investment income for the Osterweis Strategic Income Fund normally are declared and paid on a quarterly basis, and distributions to shareholders from net realized gains on securities normally are declared and paid on an annual basis. Distributions to shareholders from net investment income for the Osterweis Total Return Fund normally are declared and paid on a monthly basis, and distributions to shareholders from net realized gains on securities normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

G.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

H.
Share Valuation. The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share for each Fund is equal to each Fund’s net asset value per share.

I.
Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

J.
Restricted Cash. Restricted cash represents amounts that are held by third parties under certain of the Fund’s derivative transactions. Such cash is excluded from cash and equivalents in the Statement of Assets and Liabilities. Interest income earned on restricted cash is recorded in other income on the Statement of Operations.

K.
Subsequent Events.  In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Effective January 1, 2018, the Adviser has contractually agreed to reduce its fees and/or pay expenses of the Osterweis Fund to ensure that the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, interest expense in connection with investment activities, taxes and extraordinary expenses) will not exceed 0.95% of the Fund’s average daily net assets.  Additionally, at the request of the Adviser, the Board of Trustees of Professionally Managed Portfolios approved lower management fee breakpoints for the Osterweis Fund.  Effective January 1, 2018, the management fee will be 1.00% for the average daily net assets up to $250 million and 0.75% for average daily net assets greater than $250 million.  The Funds have determined that there were no other subsequent events that would need to be disclosed in the Funds’ financial statements.

Note 3 – Commitments and Other Related Party Transactions

Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC (the “Advisers”) provide the Funds with investment management services under separate Investment Advisory Agreements (the “Agreements”). Under the Agreements, the Advisers furnish all investment advice, office space, certain administrative services, and most of the personnel needed by each Fund. As compensation for their services, the Advisers are entitled to a monthly fee. For the Osterweis Fund and Osterweis Strategic Investment Fund, the Advisers are entitled to a monthly fee at the annual rate of

Osterweis Funds | Notes to Financial Statements at September 30, 2017 (Unaudited)

1.00% for the average daily net assets up to $500 million and 0.75% for the average daily net assets greater than $500 million. For the Osterweis Strategic Income Fund, the Adviser is entitled to a monthly fee at an annual rate of 1.00% of the average daily net assets up to $250 million, 0.75% of the average daily net assets from $250 million to $2.5 billion, and 0.65% of the average daily net assets over $2.5 billion. For the Osterweis Emerging Opportunity Fund, the Adviser is entitled to a monthly fee at an annual rate of 1.00% of the average daily net assets up to $500 million, 0.85% of the average daily net assets from $500 million to $1 billion, and 0.75% of the average daily net assets over $1 billion. For the Osterweis Total Return Fund, the Adviser is entitled to a monthly fee at an annual rate of 0.45% of the average daily net assets. The amount of investment advisory fees incurred by the Funds for the six months ended September 30, 2017, is disclosed in the Statements of Operations. The investment advisory fees incurred are paid monthly to the Adviser, net of any monthly waiver or reimbursement discussed below.

The Adviser has contractually agreed to limit the annual ratio of expenses for the Osterweis Emerging Opportunity Fund and Osterweis Total Return Fund by reducing all or a portion of their fees and reimbursing Fund expenses so that each Fund’s ratios of expenses to average net assets will not exceed 1.25% and 0.75%, respectively. Prior to June 30, 2017 expenses for the Osterweis Emerging Opportunity Fund were limited to 1.50% of average net assets.  The contract terms are indefinite and may be terminated only by the Board of Trustees. Any fees waived and/or any Fund expenses absorbed by the Adviser pursuant to an agreed-upon expense cap shall be reimbursed by the Fund to the Adviser, if so requested by the Adviser, any time before the end of the third year following the fee waiver and/or expense absorption, provided the aggregate amount of the Fund’s current operating expenses for such year does not exceed the lesser expense cap in place at the time of waiver or at the time of reimbursement.  The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursements of fees and/or expenses.  Any such reimbursement is also contingent upon Board of Trustees review and approval. For the six months ended September 30, 2017, the Adviser waived $5,148 in fees in the Osterweis Emerging Opportunity Fund and did not waive fees in the Osterweis Total Return Fund.  As of September 30, 2017, the remaining cumulative amount the Adviser may be reimbursed for each Fund was $18,802 and $48,903, respectively.

The Adviser may recapture a portion of the above no later than the dates as stated below:

	March 31,	March 31,
	2020	2021	Total
Osterweis Emerging Opportunity Fund	$13,654	$5,148	$18,802
Osterweis Total Return Fund	$48,903	$—	$48,903

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ administrator, fund accountant and transfer agent. In those capacities USBFS maintains the Funds’ books and records, calculates the Funds’ NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees. The officers of the Trust and the Chief Compliance Officer are also employees of USBFS. Fees paid by the Funds to USBFS for these services for the six months ended September 30, 2017, are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. U.S. Bank NA (the “Custodian”) serves as custodian to the Funds. Both the Distributor and Custodian are affiliates of USBFS.

Note 4 – Purchases and Sales of Securities

For the six months ended September 30, 2017, the cost of purchases and proceeds from sales and maturities of securities, excluding short-term investments, are as follows:

	Purchases	Sales
Osterweis Fund	$43,734,423	$77,900,259
Osterweis Strategic Income Fund	1,437,383,418	1,199,592,315
Osterweis Strategic Investment Fund	52,665,123	61,492,245
Osterweis Emerging Opportunity Fund	42,941,317	45,035,040
Osterweis Total Return Fund	105,395,729	20,842,237

Osterweis Funds | Notes to Financial Statements at September 30, 2017 (Unaudited)

For the six months ended September 30, 2017, the cost of purchases and proceeds from sales and maturities of long-term U.S. Government securities included above were as follows:

	Purchases	Sales
Osterweis Total Return Fund	$27,448,692	$14,592,762

The Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund and Osterweis Emerging Opportunity Fund did not have purchases or sales of U.S. Government securities for the six months ended September 30, 2017.

Note 5 – Distributions to Shareholders

The tax character of distributions paid during the six months ended September 30, 2017 (estimated), and the year ended March 31, 2017, was as follows:

	Ordinary Income
	September 30, 2017	March 31, 2017
Osterweis Fund	$—	$4,842,337
Osterweis Strategic Income Fund	128,316,784	259,005,970
Osterweis Strategic Investment Fund	—	7,126,085
Osterweis Emerging Opportunity Fund	—	—
Osterweis Total Return Fund	1,002,266	34,851

	Long-Term Capital Gains*
	September 30, 2017	March 31, 2017
Osterweis Fund	$—	$25,635,569
Osterweis Strategic Income Fund	—	—
Osterweis Strategic Investment Fund	—	—
Osterweis Emerging Opportunity Fund	—	858,895
Osterweis Total Return Fund	—	—

*  Designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3).

Distribution classifications may differ from the Statements of Changes in Net Assets as a result of the treatment of short-term capital gains as ordinary income for tax purposes.

The cost basis of investments for federal income tax purposes at March 31, 2017, was as follows:

			Osterweis	Osterweis	Osterweis
		Osterweis	Strategic	Emerging	Total
	Osterweis	Strategic	Investment	Opportunity	Return
	Fund	Income Fund	Fund	Fund	Fund
Cost of investments	$172,193,888	$5,339,775,769	$171,411,877	$39,676,445	$45,971,221
Gross tax unrealized appreciation	74,783,617	120,739,604	28,244,629	3,242,084	81,216
Gross tax unrealized depreciation	(2,155,125)	(145,065,998)	(3,332,458)	(276,262)	(10,404)
Net tax unrealized
appreciation/depreciation	72,628,492	(24,326,394)	24,912,171	2,965,822	70,812
Undistributed ordinary income	10,332,908	12,149,119	2,096,403	—	58,827
Undistributed long-term capital gain	50,878,447	—	—	2,093,502	72,166
Total distributable earnings	61,211,355	12,149,119	2,096,403	2,093,502	130,993
Other accumulated gain/(loss)	—	(297,377,290)	(577,745)	(14,747)	—
Total accumulated gain/(loss)	$133,839,847	$(309,554,565)	$26,430,829	$5,044,577	$201,805

For the Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund, Osterweis Emerging Opportunity Fund and Osterweis Total Return Fund, the tax difference between book basis and tax basis unrealized appreciation is attributable primarily to partnership adjustments and wash sale deferrals.

Osterweis Funds | Notes to Financial Statements at September 30, 2017 (Unaudited)

Note 6 – Investments in Affiliates

Affiliated companies, as defined in Section 2 (a) (3) of the 1940 Act, are companies 5% or more of whose outstanding voting shares are held by the Funds and the Advisers. For the six months ended September 30, 2017, the Osterweis Strategic Income Fund had the following transactions with affiliated companies:

Osterweis Strategic Income Fund

	Share/Par					Change in		Value	Dividend
	Balance	Value			Realized	Unrealized	Accrued	September	and
	March 31,	March 31,	Acqui-	Dispo-	Gain	Appreciation/	Discounts/	30,	Interest
Issuer	2017	2017	sitions	sitions	(Loss)	Depreciation	Premiums	2017	Income
A.M. Castle & Co.[1]	2,247,119	$674,136	963,090	6,087,037	$(1,441,010)	$5,890,821	$—	$—	$—
A.M. Castle & Co.,
12.750%,
12/15/2018[2]	55,081,118	35,527,321	—	35,183,064	(20,680,808)	20,349,319	(12,768)	—	—
					$(22,121,818)	$26,240,140	$(12,768)	$—	$—

[1]	Common Stock
[2]	Corporate Bond

As of September 30, 2017, the Funds did not hold securities of affiliated companies.

Note 7 – Credit Facility

U.S. Bank NA has made available to the Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund, Osterweis Emerging Opportunity Fund and Osterweis Total Return Fund credit facilities pursuant to separate Loan and Security Agreements for temporary or extraordinary purposes. Credit facility details for the six months ended September 30, 2017, are as follows:

Osterweis
		Osterweis	Osterweis	Emerging	Osterweis
		Strategic	Strategic	Opportunity	Total
	Osterweis Fund	Income Fund	Investment Fund	Fund	Return Fund
Maximum available credit	$40,000,000	$300,000,000	$30,000,000	$8,000,000	$10,000,000
Largest amount outstanding
on an individual day	—	—	—	—	—
Average daily loan outstanding	—	—	—	—	—
Credit facility outstanding as
of September 30, 2017	—	—	—	—	—
Average interest rate	—	—	—	—	—

Osterweis Funds | Expense Examples For the Six Months Ended September 30, 2017 (Unaudited)

As a shareholder of the Funds, you incur ongoing costs, including investment advisory fees and other fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs (in dollars) of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2017 – September 30, 2017).

Actual Expenses

The first line of each Fund’s table below provides information about actual account values based on actual returns and actual expenses. Although the Funds charge no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, the Funds’ transfer agent currently charges a $15.00 fee. Individual Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of other investment companies as part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds may vary. These expenses are not included in the examples below. The examples below include, but are not limited to, investment advisory fees, fund accounting fees, custody fees and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Fund’s table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Osterweis Funds | Expense Examples For the Six Months Ended September 30, 2017 (Unaudited)

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	April 1, 2017	September 30, 2017	During the Period
Osterweis Fund*
Actual	$1,000.00	$1,047.20	$6.16
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.05	$6.07

Osterweis Strategic Income Fund*
Actual	$1,000.00	$1,032.60	$4.18
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.96	$4.15

Osterweis Strategic Investment Fund*
Actual	$1,000.00	$1,050.80	$5.91
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.30	$5.82

Osterweis Emerging Opportunity Fund*
Actual	$1,000.00	$1,148.60	$6.95
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.60	$6.53

Osterweis Total Return Fund*
Actual	$1,000.00	$1,019.70	$3.39
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.71	$3.40

*
Expenses are equal to the annualized net expense ratio for the most recent six-month period. The annualized six-month expense ratios for the Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund, Osterweis Emerging Opportunity Fund and Osterweis Total Return Fund were 1.20%, 0.82%, 1.15%, 1.29% and 0.67% (reflecting fee waivers in effect), respectively, multiplied by the average account value over the period multiplied by 183/365 (to reflect the one half-year period).

Additional Information (Unaudited)

Information About Proxy Voting

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (866) 236-0050 or by accessing the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the twelve months ending June 30th is available by calling toll-free at (866) 236-0050 or by accessing the SEC’s website at www.sec.gov.

Information About the Portfolio Holdings

Disclosure of the Funds’ complete holdings is required to be made quarterly within 60 days of the end of each period covered by the Annual Report and Semi-Annual Report to Funds’ shareholders and in the quarterly holdings report on Form N-Q. The Funds’ Form N-Q is available without charge, upon request, by calling toll-free at (866) 236-0050. Furthermore, these reports are available, free of charge, on the EDGAR database on the SEC’s web site at www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding

In an effort to conserve resources, the Funds intend to reduce the number of duplicate Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding for your accounts, please call toll-free (866) 236-0050 to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding. This policy does not apply to account statements.

Information About the Funds Trustees

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (866) 236-0050. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Funds’ website at www.osterweis.com.

Approval of Investment Advisory Agreements (Unaudited)

OSTERWEIS FUND
OSTERWEIS STRATEGIC INCOME FUND
OSTERWEIS STRATEGIC INVESTMENT FUND

At a meeting held on August 22, 2017, the Board (which is comprised of five persons, all of whom are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Investment Advisory Agreements (the “Advisory Agreements”) between Professionally Managed Portfolios (the “Trust”) and Osterweis Capital Management, Inc. for Osterweis Fund and Osterweis Capital Management, LLC for the Osterweis Strategic Income Fund and the Osterweis Strategic Investment Fund (each a “Fund,” and together, the “Funds”).  Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC are referred to individually as an “Adviser” and collectively as the “Advisers” or “Osterweis.”  At this meeting and at a prior meeting held on May 25, 2017, the Board received and reviewed substantial information regarding the Funds, the Advisers and the services provided by the Advisers to the Funds under the Advisory Agreements.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreements:

1.
The nature, extent and quality of the services provided and to be provided by the Advisers under the Advisory Agreements.  The Trustees considered the nature, extent and quality of the Advisers’ overall services provided to the Funds as well as their specific responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisers involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Advisers, including information regarding their compliance program, their chief compliance officer and the Advisers’ compliance record, as well as the Advisers’ cybersecurity program and business continuity plan.  The Board also considered the prior relationship between the Advisers and the Trust, as well as the Board’s knowledge of the Advisers’ operations, and noted that during the course of the prior year they had met with the Advisers in person to discuss fund performance and investment outlook, as well as, various marketing and compliance topics, including the Advisers’ risk management process.  The Board concluded that the Advisers had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing their duties under the Advisory Agreements, and that the nature, overall quality and extent of such management services are satisfactory.

2.
The Funds’ historical performance and the overall performance of the Advisers.  In assessing the quality of the portfolio management delivered by the Advisers, the Board reviewed the short-term and long-term performance of each Fund on both an absolute basis, and in comparison to its peer funds utilizing Morningstar classifications and appropriate securities benchmarks, all for periods ended March 31, 2017.  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  When reviewing each Fund’s performance against its comparative peer group universe, the Board took into account that the investment objective and strategies of each Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.

For the Osterweis Fund, the Board noted that the Fund underperformed its peer group median for the one-year, three-year, five-year and ten-year periods.  The Board also considered the underperformance of the Fund against its broad-based securities market benchmark for the one-year, three-year, five-year and ten-year periods.  The Board also considered the Fund’s underperformance compared to the Adviser’s core equity composite for the one-year, three-year, five-year and ten-year periods ended March 31, 2017, and considered the reasons given by the Adviser for such underperformance.

For the Osterweis Strategic Income Fund, the Board noted that the Fund underperformed its peer group median for the one-year, three year, five-year, and ten-year periods.  The Board also considered the outperformance of the Fund against its broad-based securities market benchmark for the one-year, three-year, five-year and ten-year

Approval of Investment Advisory Agreements (Unaudited)

periods. The Board also considered the Fund’s underperformance compared to the Adviser’s strategic income composite for the one-year, three-year, five-year and ten-year periods ended March 31, 2017.

For the Osterweis Strategic Investment Fund, the Board noted that the Fund had outperformed its peer group median for the one-year and five- year periods and underperformed its peer group median for the three-year period.  The Board also considered the performance of the Fund against its broad-based securities market benchmark, noting it outperformed for the one-year period and underperformed for the three-year and five-year periods.  The Board also considered the Fund’s outperformance compared to the Adviser’s flexible balanced composite for the one-year and five-year periods and its underperformance compared to the Adviser’s other similarly managed accounts for the three-year period ended March 31, 2017.

In reviewing performance, the Board took into account that recent relative performance, measured through March 31, 2017, has been poor, and that this recent underperformance has impacted comparative performance across multiple time periods specifically for the Osterweis Fund and the Osterweis Strategic Income Fund.  The Board also took into account that performance for the Osterweis Fund and the Osterweis Strategic Income Fund measured through various prior periods had been much more competitive than performance measured through March 31, 2017.  The Board took into account the explanations provided by Osterweis as to the reasons for its recent underperformance and determined to continue to closely monitor performance of the Funds.

3.
The costs of the services provided by the Advisers and the structure of the Advisers’ fees under the Advisory Agreements.  In considering the advisory fee and total fees and expenses of each Fund, the Board reviewed comparisons to the peer funds and similarly managed separate accounts for other types of clients advised by the Advisers, as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts, the Board took into consideration the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.  The Trustees found that the fees charged to the Funds were generally lower than the fees charged by the Advisers to their similarly managed separate account clients, but to the extent fees charged to a Fund were higher than for similarly managed separate accounts of similar size, the differences were due to a number of factors.

For the Osterweis Fund, the Board noted that the Fund’s advisory fee and net expense ratio were higher than its peer group median and average.  The Board considered that the advisory fee included breakpoints in order to share economies of scale with the Fund.  The Board concluded that the fees paid to the Adviser were fair and reasonable in light of the comparative performance and advisory fee information.

For the Osterweis Strategic Income Fund, the Board noted that the Fund’s advisory fee and net expense ratio were higher than those of its peer group median and average.  The Board considered that the advisory fee included breakpoints in order to share economies of scale with the Fund.  The Board concluded that the fees paid to the Adviser were fair and reasonable in light of the comparative performance and advisory fee information.

For the Osterweis Strategic Investment Fund, the Board noted that the Fund’s advisory fee and net expense ratio were higher than those of its peer group median and average.  The Board considered that the advisory fee included breakpoints in order to share economies of scale with the Fund, although Fund assets had not yet grown to a point where the breakpoint has been reached.  The Board concluded that the fees paid to the Adviser were fair and reasonable in light of the comparative performance and advisory fee information.

4.
Economies of Scale.  The Board also considered whether economies of scale were being realized by the Advisers that should be shared with shareholders.  The Board noted that the Advisory Agreements for each Fund contain breakpoints in the advisory fee.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Adviser that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

Approval of Investment Advisory Agreements (Unaudited)

5.
The profits to be realized by the Advisers and their affiliates from their relationship with the Funds.  The Board reviewed the Advisers’ financial information and took into account both the direct benefits and the indirect benefits to the Advisers from advising the Funds.  The Board considered the profitability to the Advisers from their relationship with the Funds and considered any additional benefits derived by the Advisers from their relationship with the Funds, particularly benefits received in exchange for “soft dollars” paid to the Advisers.  The Board also reviewed information regarding fee offsets for separate accounts invested in the Funds and determined that the Advisers were not receiving an advisory fee both at the separate account and at the Fund level for these accounts, and as a result was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the profitability to the Advisers with respect to the Advisory Agreements was not excessive, and that the Advisers had maintained adequate profit levels to support the services they provide to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreements, but rather the Board based its determination on the total mix of information available to the Trustees.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisers, including each Fund’s advisory fee, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreements would be in the best interest of each Fund and its shareholders.

Osterweis Funds | Privacy Notice (Unaudited)

The Funds collect non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and

• Information about your transactions with us or others.

The Funds do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. The Funds may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. The Funds will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. The Funds maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentially.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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Advisers
OSTERWEIS CAPITAL MANAGEMENT, INC.
OSTERWEIS CAPITAL MANAGEMENT, LLC
One Maritime Plaza, Suite 800
San Francisco, CA 94111

Distributor
QUASAR DISTRIBUTORS, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, WI 53202

Custodian
U.S. BANK NA
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(866) 236-0050

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
SCHIFF HARDIN LLP
666 Fifth Avenue, Suite 1700
New York, NY 10103

Fund Information

Fund	Symbol	CUSIP
Osterweis Fund	OSTFX	742935406
Osterweis Strategic Income Fund	OSTIX	742935489
Osterweis Strategic Investment Fund	OSTVX	74316J771
Osterweis Emerging Opportunity Fund	OSTGX	74316P744
Osterweis Total Return Fund	OSTRX	74316P736

OWRPSEMI – 0917

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.  There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees for the period.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and fees/compensation related to the securities lending activities of the registrant during its most recent fiscal year:

(1) Gross income from securities lending activities;

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (“revenue split”); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrant’s most recent fiscal year.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards, President/Principal Executive Officer

Date    December 4, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards, President/Principal Executive Officer

Date    December 4, 2017

By (Signature and Title)       /s/Aaron J. Perkovich
Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date    December 5, 2017

* Print the name and title of each signing officer under his or her signature.